UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

☒   Filed by the Registrant
☐ Filed by a Party other than the Registrant
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

PALVELLA THERAPEUTICS, INC.

(Name of Registrant as specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PALVELLA THERAPEUTICS, INC.
125 Strafford Avenue, Suite 360
Wayne, Pennsylvania 19087
2025 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 10, 2025
April 30, 2025
Dear Stockholder:
We are pleased to invite you to attend the 2025 Annual Meeting of Stockholders of Palvella Therapeutics, Inc. (the “Annual Meeting”) which will be held at 11:00 a.m., Eastern Time, on Tuesday, June 10, 2025. The Annual Meeting will be held in virtual meeting format only, conducted via live audio webcast. You will not be able to attend the Annual Meeting physically. We believe that the virtual meeting format enables stockholders to attend and participate from any location around the world at no cost, provides for cost savings to Palvella Therapeutics, Inc. and reduces the environmental impact of our Annual Meeting. The Annual Meeting can be accessed via the Internet at https://meetnow.global/MLTSDDP.
Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2025 Annual Meeting of Stockholders (the “Notice”) and 2025 Annual Meeting Proxy Statement (the “Proxy Statement”). Other than the proposals described in the Proxy Statement, our Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting. We are pleased to take advantage of the Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials over the Internet.
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement. If you have any questions with respect to voting, please call our Chief Financial Officer and Corporate Secretary, Matthew E. Korenberg, at (484)-253-1461.
Sincerely,
/s/ George M. Jenkins George M. Jenkins Chairman of the Board of Directors	/s/ Wesley H. Kaupinen Wesley H. Kaupinen President and Chief Executive Officer
THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MADE AVAILABLE ON OR ABOUT APRIL 30, 2025

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 10, 2025
Dear Stockholders:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of Palvella Therapeutics, Inc. (the “Annual Meeting”) will be held on Tuesday, June 10, 2025, at 11:00 a.m., Eastern Time. The Annual Meeting will be held in a virtual meeting format only. We are holding the meeting for the purpose of considering and acting upon the:
1.
Election of the two director nominees that are set forth in the attached 2025 Annual Meeting Proxy Statement (the “Proxy Statement”) to serve as Class II directors, whose term will expire in 2028;

2.
Ratification of the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the 2025 fiscal year;

3.
Approval, on an advisory basis, of the compensation of the Company’s named executive officers; and

4.
Any other matters that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 2025 Annual Meeting of Stockholders (the “Notice”).
MEETING INFORMATION
Date:	Tuesday, June 10, 2025
Time:	11:00 a.m., Eastern Time
Website Address:	The meeting can be accessed by visiting https://meetnow.global/MLTSDDP, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.
Record Date:	You can vote if you were a stockholder of record on April 14, 2025.
Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.
By Order of the Board of Directors
/s/ Matthew E. Korenberg

Matthew E. Korenberg
Chief Financial Officer and Corporate Secretary
April 30, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 10, 2025. This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 30, 2025. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available to holders of our common stock at www.edocumentview.com/PVLA and also available on the SEC’s website at http://www.sec.gov. If you would like to receive, without charge, a paper copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements, please send your request to Corporate Secretary, Palvella Therapeutics, Inc., 125 Strafford Avenue, Suite 360, Wayne, Pennsylvania 19087.

SUMMARY INFORMATION
This summary highlights information contained elsewhere in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”). This summary does not contain all of the information you should consider and we encourage you to read this Proxy Statement and the 2024 Annual Report carefully before voting.
2025 Annual Meeting of Stockholders
TIME AND DATE	RECORD DATE	WEBSITE ADDRESS
Tuesday, June 10, 2025 11:00 a.m., Eastern Time	April 14, 2025
The meeting can be accessed by visiting https://meetnow.global/MLTSDDP, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Summary of Stockholder Voting Matters
VOTING MATTERS	FOR MORE INFORMATION	BOARD OF DIRECTORS RECOMMENDATION
PROPOSAL 1: Election of Class II Directors for a Three-Year Term Expiring in 2028 • Elaine J. Heron, Ph.D. • Tadd S. Wessel	Page 44	☑ FOR each nominee
PROPOSAL 2: Ratification of Appointment of EY as our Independent Registered Public Accounting Firm for the 2025 fiscal year	Page 45	☑ FOR
PROPOSAL 3: To approve, on an advisory basis, of the compensation of the Company’s named executive officers	Page 46	☑ FOR
Our Director Nominees
You are being asked to vote on the election of Elaine J. Heron, Ph.D. and Tadd S. Wessel as Class II directors, each to serve for a three-year term expiring at our 2028 Annual Meeting of Stockholders. The number of members of our Board of Directors (the “Board”), is currently set at six members and is divided into three classes, each of which consists of two directors and has a three-year term.
The term of office of our Class II directors expires at the Annual Meeting. We are nominating Elaine J. Heron, Ph.D. and Tadd S. Wessel for election at our Annual Meeting to serve until the 2028 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes properly cast by our stockholders at the Annual Meeting. The two nominees receiving the most FOR votes (among votes properly cast online at the meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Elaine J. Heron, Ph.D. and Tadd S. Wessel. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | i

SUMMARY INFORMATION (continued)
NAME	AGE	DIRECTOR SINCE	OCCUPATION	INDEPENDENT	COMMITTEE MEMBERSHIPS
					AC	CC	NCGC
Elaine J. Heron, Ph.D.	77	2024	Board member and advisor to public and private life science companies	Yes	M		C
Tadd S. Wessel	49	2024	Founder and Managing Partner of Petrichor, a private investment firm focused on the healthcare sector, and founder and Managing Partner of Scion Life Sciences, an affiliate of Petrichor	Yes		M	M
AC = Audit Committee	C = Chair
CC = Compensation Committee	M = Member
NCGC = Nominating and Corporate Governance Committee
CORPORATE GOVERNANCE HIGHLIGHTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:
GOVERNANCE ITEMS
Size of Board (set by the Board)	6
Number of Independent Directors	5
Independent Chairman of the Board	Yes
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality

ii | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | iii

TABLE OF CONTENTS (continued)
PROXY STATEMENT
This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Palvella Therapeutics, Inc. in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Tuesday, June 10, 2025, at 11:00 a.m., Eastern Time, via the Internet at https://meetnow.global/MLTSDDP. This Proxy Statement and the enclosed proxy card are first being furnished to our stockholders on or about April 30, 2025. The Notice of Internet Availability of Proxy Materials being mailed to the stockholders is not part of the Proxy Statement.

iv | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

EXPLANATORY NOTE
On December 13, 2024 (the “Closing Date”), Palvella Therapeutics, Inc., a Nevada corporation (the “Company” or “Palvella”) (previously named Pieris Pharmaceuticals, Inc. and our predecessor company (“Pieris”)), consummated the previously announced merger pursuant to the terms of that certain Agreement and Plan of Merger, dated as of July 23, 2024 (the “Merger Agreement”), by and among the Company, Polo Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pieris, and Palvella Therapeutics, Inc., a Delaware corporation (“Legacy Palvella”). Pursuant to the Merger Agreement, on the Closing Date, (i) Merger Sub merged with and into Legacy Palvella, with Legacy Palvella as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly owned subsidiary of the Company (the “Merger”) and (ii) the Company’s name was changed from Pieris Pharmaceuticals, Inc. to Palvella Therapeutics, Inc.
In connection with the Merger and pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), James Geraghty, Michael Richman, Ann Barbier, MD., Ph.D., Peter Kiener, D. Phil., Matthew Sherman, M.D. and Maya R. Said, Sc.D., each resigned from our Board. In addition, the size of our Board was reduced from eight to six directors, and five new individuals were appointed to our Board by Legacy Palvella, pursuant to the Merger Agreement. At the Effective Time, Wesley H. Kaupinen, George M. Jenkins, Todd C. Davis and Tadd S. Wessel were each appointed to serve as a director of the Company. Christopher Kiritsy continued to serve on the Board. Following the Effective Time, the Board appointed Elaine J. Heron, Ph.D. to the Board.
Immediately after the completion of the Merger the business conducted by us became the business conducted by Legacy Palvella, which is a clinical-stage biopharmaceutical company whose vision is to become the leading rare disease biopharmaceutical company focused on developing and, if approved, commercializing novel therapies to treat patients suffering from serious, rare genetic skin diseases for which there are no FDA-approved therapies, and our common stock began trading on the Nasdaq Capital Market under the new ticker symbol “PVLA.”
Unless otherwise indicated, all references in this Proxy Statement to “Palvella,” “Company,” “we,” “our,” and “us” refer to Palvella Therapeutics, Inc. (previously named Pieris Pharmaceuticals, Inc.) as of and following the closing of the Merger, and all references to “Pieris” refer to Pieris Pharmaceuticals, Inc. and the business of Pieris Pharmaceuticals, Inc. prior to the closing of the Merger.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | v

GENERAL INFORMATION ABOUT THE MEETING
ATTENDING THE ANNUAL MEETING
The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast. We have adopted a virtual format for the Annual Meeting to make participation accessible for stockholders from any geographic location with Internet connectivity. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location.
To participate in the virtual meeting, visit https://meetnow.global/MLTSDDP. You will need to enter the 15-digit control number included on your Notice or on your proxy card. The meeting will begin promptly at 11:00 a.m., Eastern Time on Tuesday, June 10, 2025. We encourage you to access the meeting prior to the start time leaving ample time for the check in.
If your shares are held in “street name,” you should contact your bank or broker to obtain your 15-digit control number or otherwise vote through the bank or broker. If you lose your 15-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date (as defined below).
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in prior to the start of the meeting.
PROXY SOLICITATION
Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.
This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 30, 2025. This Proxy Statement and our 2024 Annual Report are available to holders of our common stock at www.edocumentview.com/PVLA. If you would like to receive, without charge, a paper copy of our 2024 Annual Report, including the financial statements, please send your request to Corporate Secretary, Palvella Therapeutics, Inc., 125 Strafford Avenue, Suite 360, Wayne, Pennsylvania 19087.
STOCKHOLDERS ENTITLED TO VOTE
All stockholders of record of our common stock at the close of business on April 14, 2025 (the “Record Date”) are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of that date, 11,042,965 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.
VOTING METHODS
You may cast your vote in any of the following ways:

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at www.investor vote.com/PVLA	Calling toll-free from the United States, U.S. territories and Canada to 1-800-652-8683	You can vote at the meeting at https://meetnow. global/MLTSDDP
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 1

GENERAL INFORMATION ABOUT THE MEETING (continued)
Voting via the Internet, mobile device, or by telephone helps save money by reducing postage and proxy tabulation costs. To vote by any of these methods, read this Proxy Statement, have your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form in hand, and follow the instructions above for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of Computershare, our stock transfer agent, you may vote by proxy, meaning you authorize individuals named in the proxy card to vote your shares. You may provide this authorization by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of our proxy materials) by returning a proxy card. You also may participate in and vote during the Annual Meeting at https://meetnow.global/MLTSDDP. If you own common stock of record and you do not vote by proxy or at the Annual Meeting, your shares will not be voted.
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Palvella holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 5, 2025.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail:
Computershare
Palvella Therapeutics, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
HOW YOUR SHARES WILL BE VOTED
In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:
•
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on June 9, 2025.

•
Sign a new proxy card and submit it by mail, which must be received no later than June 9, 2025. Only your latest dated proxy card will be counted.

•
Give our Secretary written notice before or during the meeting that you want to revoke your proxy.

•
Virtually attend the Annual Meeting at https://meetnow.global/MLTSDDP.

•
Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

2 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

GENERAL INFORMATION ABOUT THE MEETING (continued)
Deadline for Voting.   The deadline for voting by telephone or Internet, other than by virtually attending the Annual Meeting, is 11:59 p.m. Eastern Time on June 9, 2025. If you are a registered stockholder and virtually attend the Annual Meeting, you may deliver your vote online during the Annual Meeting. “Street name” stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.
BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.
A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how votes withheld, broker non-votes and abstentions are treated with respect to our proposals:
VOTING MATTERS	VOTES REQUIRED	TREATMENT OF VOTES WITHHELD, ABSTENTIONS AND BROKER NON-VOTES	BROKER DISCRETIONARY VOTING
PROPOSAL 1: Election of Class II Directors for a Three-Year Term Expiring in 2028	Plurality of the votes properly cast	Votes withheld and broker non-votes will have no effect on the outcome of the proposal	No
PROPOSAL 2: Ratification of Appointment of EY as our Independent Registered Public Accounting Firm for the 2025 fiscal year	Majority of the votes properly cast	Abstentions and broker non-votes will have no effect on the outcome of the proposal	Yes
PROPOSAL 3: Advisory vote to approve, on an advisory basis, the compensation of the our named executive officers	Majority of the votes properly cast	Abstentions and broker non-votes will have no effect on the outcome of the proposal	No
QUORUM
We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the Annual Meeting, either attending the meeting virtually or represented by proxy, of the holders of shares of capital stock representing a majority of the voting power of all outstanding shares of capital stock entitled to vote. For the purpose of establishing a quorum, votes withheld, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes count toward the quorum. If there is no quorum, the chairman of the meeting may adjourn the Annual Meeting to another date.
PROXY SOLICITATION COSTS
We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 3

BOARD OF DIRECTORS
Our Board has nominated Elaine J. Heron, Ph.D. and Tadd S. Wessel for election as Class II directors at our Annual Meeting to hold office until our 2028 Annual Meeting of Stockholders.
Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for our day-to-day operations. Our Board acts as an advisor and counselor to senior management and oversees their performance.
Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Elaine J. Heron, Ph.D. and Tadd S. Wessel, current Class II directors, have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at the 2028 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
BOARD STRUCTURE AND COMPOSITION
The Nominating and Corporate Governance Committee is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. The Nominating and Corporate Governance Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.
Our Board currently consists of six directors divided into three staggered classes, with one class to be elected at each annual meeting to serve for a three-year term. In accordance with the terms of our Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), our Board is divided into three classes, Class I, Class II and Class III, with one class of directors being elected in each year and each class serving a three-year term. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.
At each annual meeting of stockholders to be held after the initial classification, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified, or their earlier disqualification, resignation, removal, retirement or death. This classification of the Board may have the effect of delaying or preventing changes in our control or management. Our directors may be removed for cause by the affirmative vote of the holders of at least 80% of our voting stock.
The Nominating and Corporate Governance Committee is responsible for identifying individuals that it believes are qualified to become members of our Board.
4 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

BOARD OF DIRECTORS (continued)
CRITERIA FOR BOARD MEMBERSHIP
The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:
GENERAL CRITERIA
☑ Personal integrity and ethical character, commitment and independence of thought and judgment.
☑ Capability to fairly and equally act in the best interest of our stockholders.
☑ Prior or current leadership experience, including within the biotechnology and biopharmaceutical industries.

☑
Broad experience, diverse perspectives, and the ability to exercise sound judgment, and a judicious and critical temperament that will enable objective appraisal of management’s plans and programs.

☑ Willingness and ability to devote sufficient time, energy and attention to Board responsibilities.
☑ Lack of actual and potential conflicts of interest.
The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, and evaluates the experience and skills that would be valuable in new Board members.
SELECTION OF CANDIDATES
Director Skill Set Considerations
In recruiting and selecting Board candidates, the Nominating and Corporate Governance Committee takes into account the size of the Board and the skills of the candidates. The Nominating and Corporate Governance Committee reviews the professional experience and qualifications of each Board member and candidate to determine whether a particular Board member or candidate possesses the necessary skills and/or other attributes to qualify him or her for service on a particular committee. The Nominating and Corporate Governance Committee also considers a wide range of additional factors including other positions the director or candidate holds, including other boards of directors on which he or she serves, and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent. While we do not have a formal policy on Board diversity, the Board is committed to building a Board that consists of the optimal mix of skills, expertise, and diversity capable of effectively overseeing the execution of our business and meeting our evolving needs, with diversity reflecting background, professional experience and perspectives. As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. The Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions and perspectives on the Board.
Potential Director Candidates
On an ongoing basis, the Nominating and Corporate Governance Committee considers potential director candidates identified on its own initiative, as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join the Board). Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described in “Stockholder Communications to the Board.” Stockholder nominations must be made according to the procedures required under our Amended and Restated Bylaws, as amended (the “Bylaws”), and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Board’s nominees.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 5

BOARD OF DIRECTORS (continued)
BOARD OVERSIGHT OF COMPANY CULTURE AND ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS
Our Board is committed to fostering a strong culture of compliance and ethical conduct and has structured its committees and their activities to support its commitment. Our Board supports management’s promotion of a corporate culture of integrity, ethical behavior and compliance with laws and regulations and for ensuring that our culture and strategy are aligned. Our Board expects all directors, as well as officers and employees, to conduct themselves in a manner consistent with our Code of Business Conduct and Ethics (the “Code of Conduct”) and our values. Our Board believes that a strong culture of integrity, ethics and compliance is fundamental to the conduct of our business and is necessary for effective risk management, maintaining investor trust and successful corporate governance.
We understand corporate responsibility is essential for good governance because it strengthens the accountability of our Board and management team. We view Environmental, Social and Governance (“ESG”) initiatives as long-term value drivers for us and our stockholders. Our focus on and commitment to ESG is tied to our belief that achieving and sustaining business excellence goes hand-in-hand with strong corporate leadership and stewardship. Our Board is primarily responsible for overseeing our corporate strategy, which includes the oversight of ESG matters that impact our business and related risks. Though our current ESG initiatives are broad, we continue to focus on our people, culture and strong corporate governance.
The following is a summary of our current ESG policies and practices:
•
Separate Chairperson of the Board and Chief Executive Officer: The offices of Chief Executive Officer (“CEO”) and Chairperson of the Board are separated, which allows our CEO to focus on strategic planning and execution, as well as our day-to-day business operations, while allowing the Chairperson of the Board to lead the Board in its fundamental role of providing advice to, and oversight of, management. While our Bylaws do not require the Chairperson of the Board and CEO positions to be separate, our Board believes that having separate positions is the appropriate leadership structure for us currently and demonstrates our commitment to good corporate governance.

•
Independent Committees: Each of our committees consist entirely of independent directors.

•
Regularly Held Executive Sessions: The independent directors of our Board meet separately in executive session on a regular basis to discuss matters relating to us and our Board, without members of the management team present.

•
Code of Conduct: All of our directors, officers and employees are subject to the Code of Conduct, which is available on our website at http://palvellatx.com.

•
Human Capital Management: We are committed to the health and welfare of our employees. We support the development of our employees with a competitive compensation and benefits package, internal advancement, and individualized development opportunities.

In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.

6 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

BOARD OF DIRECTORS (continued)
DIRECTOR NOMINEES
CLASS II DIRECTORS — PRESENT TERMS EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERMS TO EXPIRE IN 2028
ELAINE J. HERON, PH.D.
Age: 77 Director Since: 2024	Committee Memberships: Audit; Nominating and Corporate Governance (Chair)	Other Public Directorships: Vaxart, Inc.; BioMarin Pharmaceutical Inc.

Elaine J. Heron, Ph.D. has served as a member of our Board since December 2024. From February 2009 to October 2015, Dr. Heron served as Chair and CEO of Amplyx Pharmaceuticals, Inc., a private drug development company acquired by Pfizer, Inc. in April 2021. Dr. Heron currently serves on the boards of Vaxart, Inc., a public clinical-stage biotechnology company, BioMarin Pharmaceutical Inc., a public global biotechnology company, Visgenx, Inc., a private early-stage therapeutics company, Watershed Medical, Inc., a private clinical-stage therapeutics company, and BlueWhale Bio, Inc., a private biotechnology company. Dr. Heron is also an advisor to Kyto Technology and Life Science, Inc. and Cairn Biosciences, Inc. From July 2001 to October 2008, Dr. Heron was Chair and CEO of Labcyte Inc., a private biotechnology company. Before joining Labcyte Inc., Dr. Heron spent six years in positions of increasing responsibility at the Applied Biosystems Group of Applera Corporation, a biotechnology company, including the position of General Manager and Vice President of Sales and Marketing. Dr. Heron earned a B.S. in chemistry with highest distinction and a Ph.D. in analytical biochemistry from Purdue University and an M.B.A. from Pepperdine University.

Skills & Qualifications: We believe Dr. Heron is qualified to serve on our Board because of her extensive experience in life science sales and marketing, finance and accounting, corporate governance matters and research and development.

TADD S. WESSEL
Age: 49 Director Since: 2024	Committee Memberships: Compensation; Nominating and Corporate Governance	Other Public Directorships: None.

Tadd S. Wessel has served as a member of our Board since December 2024. Mr. Wessel also served as a member of Legacy Palvella’s board of directors from January 2023 until December 2024. Mr. Wessel is the founder and Managing Partner of Petrichor, a private investment firm focused on the healthcare sector, a role he has held since January 2017. He is also a founder and Managing Partner of Scion Life Sciences, an affiliate of Petrichor, a position he has held since September 2020. Mr. Wessel has more than 25 years of experience, primarily focused on investing and building companies in the life sciences sectors. Previously, he was a Partner at OrbiMed Advisors LLC (“OrbiMed”) where he led the build-out of the structured investment business. Prior to OrbiMed, Mr. Wessel was a Vice President at Fortress Investment Group focused on healthcare investments. Mr. Wessel began his career in the life sciences investment banking groups at Citigroup and Robertson Stephens. Mr. Wessel has served on more than 30 boards most recently including Aurion Biotech and ITM Isotope Technologies Munich SE. He also serves on the Advisory Board of the AIM at Melanoma Foundation, whose mission is dedicated to finding more effective treatments and, ultimately, the cure for melanoma, and on the Board of the International Centers for Precision Oncology (ICPO) whose mission is to scale access of molecularly targeted precision oncology diagnostics and therapeutics for the benefit of cancer patients globally. Mr. Wessel holds an AB in biology from Princeton University.

Skills & Qualifications: We believe Mr. Wessel is qualified to serve on our Board because of his extensive experience in the healthcare and finance industries.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 7

BOARD OF DIRECTORS (continued)
CONTINUING DIRECTORS
CLASS I DIRECTORS — TERMS EXPIRING AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS
WESLEY H. KAUPINEN
Age: 47 Director Since: 2024	Committee Memberships: None.	Other Public Directorships: None.

Wesley H. Kaupinen has served as our President and Chief Executive Officer and as a member of our Board since December 2024. Mr. Kaupinen previously served as Legacy Palvella’s Chief Executive Officer and as a member of the Legacy Palvella board of directors since December 2015 until December 2024, and was further appointed President in August 2016. Prior to founding Legacy Palvella, Mr. Kaupinen served as Senior Vice President, Corporate Development and Commercialization at Insmed, Inc., a publicly traded commercial stage biopharmaceutical company focused on developing novel therapies to treat serious rare diseases, from 2013 to August 2015. Previously, Mr. Kaupinen was a Principal at Quaker Partners, an investment firm focused on public market and venture capital investments in innovative life sciences companies, and an associate in the healthcare group at Apax Partners, a global private equity firm. Mr. Kaupinen is a member of the board of directors of Primrose Bio, a private equity-backed company focused on developing and licensing its manufacturing technologies for nucleic acids and proteins used in therapeutics and vaccines. Mr. Kaupinen previously served on the board of directors of Biocoat Holdings, LLC (acquired by GTCR), Intact Vascular, Inc. (acquired by Royal Philips), and TELA Bio, Inc. (NASDAQ: TELA). Earlier in his career, Mr. Kaupinen also held commercial and general management positions at Synthes (now a part of Johnson & Johnson) and Johnson & Johnson Cordis Cardiology. Mr. Kaupinen earned an M.B.A. from The Wharton School of the University of Pennsylvania and a B.A. in Economics from the University of Virginia.

Skills & Qualifications: We believe Mr. Kaupinen is qualified to serve on our Board because of his knowledge of Legacy Palvella’s business, as well as his extensive leadership experience and successful record of commercial operations and product pipeline development.

8 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

BOARD OF DIRECTORS (continued)
CHRISTOPHER KIRITSY
Age: 60 Director Since: 2016	Committee Memberships: Audit; Nominating and Corporate Governance	Other Public Directorships: None.

Christopher Kiritsy has served as a member of our Board since September 2016. Mr. Kiritsy is founder and managing member of Precision Kapital, LLC, a private investment and advisory firm, a role he has held since 2018. Prior to forming Precision Kapital, Mr. Kiritsy co-founded Arisaph Pharmaceuticals, Inc. (“Arisaph”) and served as Arisaph’s President and Chief Executive Officer from 2005 through March 2018. At Arisaph, Mr. Kiritsy oversaw the development of a broad preclinical and clinical pipeline, taking several cardiometabolic products into clinical development. Additionally, Mr. Kiritsy employed a unique, shareholder friendly financing strategy, raising nearly two thirds of all capital nondilutively through royalty monetization and grant funding. Prior to Arisaph, Mr. Kiritsy served as Executive Vice President, Corporate Development and Chief Financial Officer of Kos Pharmaceuticals, Inc. (“Kos”) and was responsible for finance, corporate communications, strategic planning, and business development functions. During his decade long tenure, Mr. Kiritsy raised approximately $500 million in public equity capital, including Kos’ initial public offering, and spearheaded 10 major corporate development transactions, including product acquisitions, in/out licensing and co-promotion arrangements. Mr. Kiritsy played a central role in building Kos from a start-up into publicly traded, profitable, 1,000 person fully-integrated company, where Kos internally developed and commercialized the blockbuster Niaspan® franchise. Kos was acquired by Abbott Laboratories for $4 billion in 2006. Mr. Kiritsy previously served on the board of directors of HTG Molecular Diagnostics, Inc. In addition, Mr. Kiritsy previously served as a board member and audit committee chair of Melinta Pharmaceuticals, Inc., as a board member of Arisaph and as chairman of the board of Avaxia Biologics, Inc. Mr. Kiritsy received his A.B. in Biology from Bowdoin College and his M.B.A. at night from Boston University School of Business. Mr. Kiritsy is a seasoned entrepreneur, possessing 30 years of unique business and technical experience, and a track record of building successful fully integrated biopharma businesses.

Skills & Qualifications: We believe Mr. Kiritsy is qualified to serve on our Board based on his considerable experience in the pharmaceutical industry and his expertise in finance and corporate development.

CLASS III DIRECTORS — TERMS EXPIRING AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS
GEORGE M. JENKINS
Age: 73 Director Since: 2024	Committee Memberships: Audit (Chair)	Other Public Directorships: None.

George M. Jenkins has served as a member of our Board since December 2024. Mr. Jenkins also served as a member of Legacy Palvella’s board of directors from March 2017 and as its Chair since January 2018, each until December 2024. From 1987 until 2005, Mr. Jenkins was a general partner of Apax Partners, a global private equity firm where he served as chief operating officer. Mr. Jenkins currently serves as a board member of several private companies, including Conventus Orthopaedics, Inc. He has previously served on the board of various public and private companies, including SkinMedica (acquired by Allergan plc), Colorescience, Sunglass Hut and Spyder Active Sports. Mr. Jenkins holds an M.B.A. from Pace University and a B.A. in Economics from Lafayette College, where he currently serves as a Trustee Emeritus.

Skills & Qualifications: We believe Mr. Jenkins is qualified to serve on our Board because of his extensive experience in healthcare investment management as well as his executive leadership and directorship experience.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 9

BOARD OF DIRECTORS (continued)
TODD C. DAVIS
Age: 64 Director Since: 2024	Committee Memberships: Compensation (Chair); Nominating and Corporate Governance	Other Public Directorships: Ligand Pharmaceuticals Incorporated

Todd C. Davis has served as a member of our Board since December 2024. Mr. Davis previously served as a member of Legacy Palvella’s board of directors from April 2017 until December 2024. Mr. Davis currently serves as Chief Executive Officer of Ligand Pharmaceuticals Incorporated (“Ligand”), a role he has held since December 2022. He is the founder and managing partner of RoyaltyRx Capital, LLC, a special opportunities investment firm, a position he has held since September 2018. From 2006 until January 2018, Mr. Davis was a Co-founder and Managing Partner of Cowen/HealthCare Royalty Partners, a global healthcare investment firm. Previously, Mr. Davis was a Partner at Paul Capital Partners, where he co-managed that firm’s royalty investments as a member of the Royalty Management Committee from 2004 to 2006. He also served as a Partner responsible for biopharmaceutical growth equity investments at Apax Partners from 2001 to 2004. Mr. Davis began his business career in various sales and product management roles at Abbott Laboratories where he held several commercial roles of increasing responsibility during the period from 1990 to 1995. He subsequently held general management, business development, and licensing roles at Elan Pharmaceuticals, LLC from 1997 to 2001. Mr. Davis currently serves as a member of the board of directors and the Executive Chairman of Benuvia Holdings, Inc., a private pharmaceutical holding company, and a member of the board of directors of Virocell Biologics, a private contract manufacturing and development organization, and Channel Therapeutics Corporation, a privately held biotechnology company. Mr. Davis also currently serves a member of the board of directors of Ligand, a publicly held biopharmaceutical company, and previously served on the boards of Vaxart, Inc., a publicly held biotechnology company from 2021-2023 and BioDelivery Sciences International, Inc., a publicly held specialty pharmaceutical company acquired by Collegium Pharmaceutical, Inc. in 2022, from 2018 to 2022. Mr. Davis holds an M.B.A. from Harvard University and a B.S. from the U.S. Naval Academy.

Skills & Qualifications: We believe Mr. Davis is qualified to serve on our Board because of his extensive experience in the healthcare industry and healthcare investment management as well as his experience as a director of a publicly held biopharmaceutical company.

10 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT
We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are key to our relationship with our stockholders. We strive to have regular, constructive conversations with our stockholders to better understand our stockholders’ priorities and perspectives.
Our governance practices are documented in our Articles of Incorporation, our Bylaws, our Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of our Board, or the Committees. Aspects of our governance documents are summarized below. You can find our charters for each Committee and our Code of Conduct on our website at http://palvellatx.com under “Investors — Corporate Governance — Governance Documents.”
BOARD INDEPENDENCE
Our Board has determined that, with the exception of Mr. Kaupinen, and our former President and Chief Executive Officer, Stephen S. Yoder, each of our directors, including each former director who served as a member of the Board during the last fiscal year, is an “independent director,” as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Mr. Yoder, our former Chief Executive Officer, served on our Board from 2014 until 2024 and was not an independent director. Mr. Yoder resigned from our Board on December 13, 2024.
BOARD LEADERSHIP STRUCTURE
Currently, our leadership structure separates the offices of Chief Executive Officer (“CEO”) and Chairperson of the Board with Mr. Kaupinen serving as our CEO and Mr. Jenkins serving as Chairperson of the Board. Separating these positions allows the CEO to focus on day-to-day business, while allowing the Chairperson of the Board to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. The Board recognizes the time, effort and energy that the CEO must devote to his position in the current business environment, as well as the commitment required to serve as Chairperson of the Board, particularly as the Board’s oversight responsibilities continue to grow. The Board believes it is important to retain its flexibility to allocate the responsibilities of the officers of Chairperson of the Board and CEO in any way that is in the best interest of the Company at a given point in time. Our Board believes that the separation of the positions of CEO and Chairperson of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. Although our Bylaws do not require the Chairperson of the Board and CEO positions to be separate, the Board believes that having separate positions is the appropriate leadership structure for the Company currently. The Nominating and Corporate Governance Committee periodically evaluates our Board leadership structure and whether its leadership structure is appropriate to effectively address the specific needs of our business and the long-term interests of our stockholders.
BOARD COMMITTEES
Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our Committees is an independent director as that term is defined by the SEC and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”
Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 11

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
RISK MANAGEMENT
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address the risks inherent in their respective areas of oversight. While our Board is responsible for monitoring our overall strategic risk exposure, each committee has been delegated responsibility for the oversight of specific risks that fall within its areas of responsibilities. For example:
•
Our Audit Committee oversees management of financial reporting, related party transactions, compliance, cybersecurity and litigation risks, as well as the steps management has taken to monitor and control such exposures.

•
Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements, employment agreements, stock ownership and the extent to which those policies or practices increase or decrease risks for us.

•
Our Nominating and Corporate Governance Committee manages risks associated with the recruitment of directors, independence of our Board, corporate governance guidelines, including potential conflicts of interest, and the effectiveness of our Board.

EVALUATING BOARD EFFECTIVENESS
Our Board, led by the Nominating and Corporate Governance Committee, is committed to continuous improvement and believes annual self-evaluations are an important tool for evaluating effectiveness. The Nominating and Corporate Governance Committee has established an annual self-evaluation process for our Board for discussion. In addition, each committee will conduct an annual self-assessment in a review process similar to that used by our Board.
CODE OF CONDUCT
We have a written Code of Conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as compliance with legal and regulatory requirements, responding to litigation and investigation inquiries, the protection and use of our intellectual property, conflicts of interest, bribery and kickbacks, related party transactions, fiduciary duties and employment-related rules or regulations. The Code of Conduct and any amendments thereto, or any waivers of its requirements, is disclosed on our website at http://palvellatx.com under “Investors — Corporate Governance — Governance Documents.”
INSIDER TRADING POLICY
We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities by directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our insider trading policy states, among other things, that our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. In addition, with regard to trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy filed as an exhibit to our 2024 Annual Report.

12 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
DIRECTOR ORIENTATION AND CONTINUING EDUCATION
Our director orientation programs familiarize new directors with the Company’s businesses, financial position, facilities, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. From time to time, management advises, or invites outside experts to attend Board meetings to advise, our Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at our expense.
CORPORATE GOVERNANCE GUIDELINES
We have a written set of corporate governance guidelines that are designed to help ensure effective corporate governance of our Company. Our corporate governance guidelines cover topics including, but not limited to, participation in Board meetings, the size and composition of our Board, Board membership criteria, director qualifications and duties, Board committees, director compensation, directors’ outside commitments, continuing education, succession planning and director communications with third parties. Our goal is to achieve a Board that provides effective oversight of us through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our corporate governance guidelines are reviewed periodically by the Nominating and Corporate Governance Committee, which recommends any proposed changes to our Board for approval.
BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP
DIRECTOR NAME	INDEPENDENCE	BOARD	COMMITTEE MEMBERSHIPS
			AC	CC	NCGC
Wesley H. Kaupinen	No	M
George M. Jenkins	Yes	C	C
Todd C. Davis	Yes	M		C	M
Elaine J. Heron, Ph.D.	Yes	M	M		C
Christopher Kiritsy	Yes	M	M		M
Tadd S. Wessel	Yes	M		M	M
AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee		M = Chair
Prior to the closing of the Merger, our Board consisted of eight directors: Stephen S. Yoder, James Geraghty, Michael Richman, Ann Barbier, MD., Ph.D., Peter Kiener, D. Phil., Matthew Sherman, M.D., Maya R. Said, Sc.D., and Christopher Kiritsy. In 2024, the pre-Merger Pieris Board held 12 meetings, its Audit Committee held 5 meetings, its Compensation and Management Development Committee held 4 meetings and its Nominating and Corporate Governance Committee did not hold any meetings. Each of the pre-Merger directors attended at least 75% of the aggregate of the total number of meetings of the pre-Merger Pieris Board and meetings of each committee on which he or she served during the portion of the last fiscal year for which he or she was a director or committee member.
Following the closing of the Merger, the size of our Board was reduced from eight to six directors, and five new individuals were appointed to the Board by Legacy Palvella, pursuant to the Merger Agreement. At the Effective Time, Wesley H. Kaupinen, George M. Jenkins, Todd C. Davis and Tadd S. Wessel were each appointed to serve as a director of the Company. Christopher Kiritsy continued to serve on the Board. Following the Effective Time, the Board appointed Elaine J. Heron, Ph.D. to the Board. In 2024, our post-Merger Board held one meeting and our Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee did not hold any meetings. Each of our post-Merger directors attended at least 75% of the aggregate of: (i) the total number of meetings of our post-Merger Board held during the period in which he or she was a director and (ii) the total number of meetings held by all committees of our post-Merger Board on which he or she served.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 13

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
Annual Meeting Attendance
Although we do not have a formal policy with regard to Board members’ attendance at our annual meetings of stockholders, directors are encouraged to attend such meetings. All of our then serving directors attended the 2024 Annual Meeting of Stockholders.
Audit Committee
The current members of our audit committee are George M. Jenkins, Elaine J. Heron, Ph.D., and Christopher Kiritsy, each of whom qualifies as an independent director for audit committee purposes, as defined under the rules of the SEC and the applicable Nasdaq listing rules and has sufficient knowledge in financial and auditing matters to serve on our audit committee. Mr. Jenkins is the chair the audit committee. Each of Mr. Jenkins and Mr. Kiritsy are an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and the Board.
Our audit committee is directly responsible for, among other things:
•
selecting a firm to serve as the independent registered public accounting firm to audit the combined company’s consolidated financial statements and overseeing the retention, compensation, evaluation and, when appropriate, termination of such independent registered public accounting firm;

•
approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm;

•
ensuring the independence of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results and related disclosures as well as critical accounting policies and practices used by us;

•
monitoring and reviewing legal, regulatory, and administrative compliance to the extent affecting our financial results;

•
establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•
considering the adequacy of our internal controls and internal audit function;

•
determining and reviewing risk assessment guidelines and policies, including cybersecurity risks, financial risk exposure, and internal controls regarding information security;

•
preparing and approving the audit committee report required to be included in our annual proxy statement;

•
reviewing material related party transactions or those that require disclosure; and

•
reviewing quarterly and year-end earnings releases.

Our Audit Committee operates under a written charter that satisfies the applicable listing standards of the Nasdaq, which can be found on our website at http://palvellatx.com under “Investors — Corporate Governance — Governance Documents.”
Compensation Committee
The members of our compensation committee are Todd C. Davis and Tadd S. Wessel, each of whom qualifies as an independent director, as defined under applicable Nasdaq listing rules and also meets the additional, heightened independence criteria applicable to members of the compensation committee. Mr. Davis is the chair of the compensation committee.
Our compensation committee is responsible for, among other things:

14 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
•
reviewing and making recommendations to the Board as to our general compensation philosophy and overseeing the development and implementation of an executive compensation program and policies related to such program;

•
annually reviewing and recommending to the Board the corporate performance goals and objectives relevant to the compensation of our Chief Executive Officer, and annually reviewing the performance of our Chief Executive Officer and recommending to the Board the compensation level for our Chief Executive Officer;

•
annually reviewing and recommending to the Board the corporate performance goals and objectives relevant to the compensation of our other executive officers, and annually reviewing the performance of our other executive officers and recommending to the Board the compensation level for our other executive officers;

•
reviewing and recommending to the Board the compensation of our directors;

•
overseeing the administration of our stock and equity incentive plans;

•
reviewing and approving, or making recommendations to the Board with respect to, incentive compensation and equity plans;

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters; and

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules.

Our Compensation Committee operates under a written charter that satisfies the applicable listing standards of the Nasdaq, which can be found on our website at http://palvellatx.com under “Investors — Corporate Governance — Governance Documents.”
Nominating and Corporate Governance Committee
The members of the our nominating and corporate governance committee are Todd C. Davis, Christopher Kiritsy, Tadd S. Wessel, and Elaine J. Heron, Ph.D., each of whom qualifies as an independent director, as defined under applicable Nasdaq listing rules. Dr. Heron is the chair the nominating and corporate governance committee.
Our nominating and corporate governance committee is responsible for, among other things:
•
developing criteria for the selection of new directors and committee membership, including policies regarding the desired knowledge, experience, skills, independence, diversity, and other characteristics of board and committee members;

•
identifying, reviewing and evaluating candidates for membership on the Board, including candidates submitted by our stockholders, and making recommendations to the Board regarding nominees to fill vacancies or new positions on the Board and the slate of nominees to stand for election by our stockholders at each annual meeting of stockholders;

•
considering proposals submitted by our stockholders and establishing any policies, requirements, criteria and procedures to facilitate stockholder communications with the Board;

•
annually reviewing and recommending to the Board determinations with respect to the independence of continuing and prospective directors within the meaning prescribed by the SEC and Nasdaq;

•
annually reviewing and recommending to the Board (i) the assignment of directors to serve on each of the Board committees, (ii) the chair of each committee and (iii) the chair of the Board or lead independent director, as appropriate, and recommending additional committee members to fill vacancies or as otherwise needed;

•
reviewing all resignations tended by directors and recommending to the Board the action, if any, to be taken with respect to such resignation;

•
developing, recommending and overseeing the implementation of our corporate governance guidelines and a code of business conduct and ethics;

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 15

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
•
overseeing compliance with and reviewing proposed waivers of the corporate governance guidelines or the code of business conduct and ethics for directors, executive officers and other senior financial officers, and reporting on such compliance to the Board;

•
overseeing the process of evaluating the performance of the Board and our committees; and

•
assisting the Board on corporate governance matters.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of the Nasdaq, which can be found on our website at http://palvellatx.com under “Investors — Corporate Governance — Governance Documents.”
COMPENSATION CONSULTANT
During 2024, the pre-Merger Board’s Compensation and Management Development Committee engaged the services of Pearl Meyer & Partners LLC (“Pearl Meyer”), a national executive compensation consulting firm, to review and provide recommendations concerning all of the components of the pre-Merger Company’s executive compensation program. Pearl Meyer performed services solely on behalf of the pre-Merger Board’s Compensation and Management Development Committee and has no relationship with the Company or management except as it may relate to performing such services. Pearl Meyer assisted the pre-Merger Board’s Compensation and Management Development Committee in defining our peer companies for executive compensation and practices, and in benchmarking our executive compensation program against the peer group. Pearl Meyer also assisted the pre-Merger Board’s Compensation and Management Development Committee in benchmarking our director compensation program and practices against those of our peers.
In December 2024, the post-Merger Board’s Compensation Committee engaged the services of Radford, a subsidiary of Aon Hewitt Limited, to serve as our executive compensation consultant. Radford reports directly to the Compensation Committee and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. Radford does not provide services to us other than its advice to the Compensation Committee on executive and director compensation matters and certain consulting services related to the preparation of our pay versus performance disclosures.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2024 prior to the closing of the Merger, Christopher Kiritsy (Chairman), Michael Richman and Matthew L. Sherman, M.D. served as members of the Compensation and Management Development Committee. During 2024 following the closing of the Merger, Todd C. Davis (Chairman) and Tadd S. Wessel served as members of the Compensation Committee. During the fiscal year ended December 31, 2024 and as of the date of this Proxy Statement, none of the members of our Compensation Committee is currently, or has been at any time, one of our executive officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or on our Compensation Committee.
FAMILY RELATIONSHIPS
There are no family relationships among any of our directors or executive officers.

16 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)
STOCKHOLDER ENGAGEMENT
Connect
Engaging with investors is fundamental to our commitment to good corporate governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.
Collaborate
We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.
Communicate
Our goal is to communicate with our stockholders through various platforms, including via our website (www.palvellatx.com), LinkedIn (https://www.linkedin.com/company/palvella-therapeutics/), Twitter’s “X” (https://x.com/PalvellaTX), in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and the Board as a dialogue. You may also contact us by any of the following:
BY E-MAIL	BY MAIL	BY TELEPHONE
General Inquiries: info@palvellatx.com Investors and Media: palvella@argotpartners.com	Attention: Secretary Palvella Therapeutics, Inc. 125 Strafford Avenue, Suite 360 Wayne, PA 19087	(484) 253-1461

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 17

DIRECTOR COMPENSATION
We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Prior to closing of the Merger, our director compensation policy, provided for cash and equity-based compensation, pursuant to which each non-employee director received cash consideration for Board service of $35,000 per year with an additional $30,000 in cash consideration for the non-executive chair of the Board. Such directors also received an additional annual cash consideration for service as the chair of the audit committee, science and technology committee, compensation and management development committee and nominating and corporate governance committee of the Board in the amount of $15,000, $10,000, $10,000 and $8,000, respectively, and an annual cash consideration for service as a member of the audit committee, science and technology committee, compensation and management development committee and nominating and corporate governance committee of the Board in the amount of $7,500, $5,000, $5,000 and $4,000, respectively.
Following the closing of the Merger, on December 13, 2024, the Board adopted a new non-employee director compensation policy. The compensation elements of our current non-employee director compensation policy are summarized in the table below:
COMPENSATION ELEMENTS: NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
CASH RETAINERS:
Annual Board Member Retainers
Member	$40,000
Chairperson (additional to Member retainer)	$30,000
Annual Committee Chair Retainers
Audit	$15,000
Compensation	$10,000
Nominating and Corporate Governance	$8,000
Annual Committee Member Retainers
Audit	$7,500
Compensation	$5,000
Nominating and Corporate Governance	$4,000
EQUITY AWARDS:
Initial Equity Grant	Option to purchase 24,700 shares of our common stock, vesting in 36 equal monthly installments, subject to the continued service of the grantee through the applicable vesting dates
On April 29, 2025, the Board approved an annual equity grant consisting of an option to purchase 12,350 shares of our common stock, vesting upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the subsequent annual meeting of stockholders after the grant date, in each case subject to the continued service of the grantee through the applicable vesting date.
DIRECTOR COMPENSATION TABLE
The following table below sets forth information for the fiscal year ended December 31, 2024 regarding the compensation of our non-employee directors. Mr. Kaupinen, our current President and Chief Executive Officer, and Mr. Yoder, our former President and Chief Executive Officer, are not in the table below because they received
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DIRECTOR COMPENSATION (continued)
no separate compensation for their services as a director of our Company, and all of the compensation earned by Mr. Kaupinen and Mr. Yoder during our 2024 fiscal year as an executive officer of our Company is reflected in the Summary Compensation Table disclosed under the heading “Executive Compensation” below.
DIRECTOR NAME	FEES EARNED OR PAID IN CASH ($)(1)	OPTION AWARDS ($)(2)	TOTAL (S)
George M. Jenkins	—	318,142	318,142
Todd C. Davis	—	318,142	318,142
Christopher Kiritsy	64,698	236,537	301,235
Tadd S. Wessel	—	231,844	231,844
Elaine J. Heron, Ph.D.	—	231,844	231,844
James Geraghty(3)	82,613	—	82,613
Michael Richman(3)	41,132	—	41,132
Ann Barbier, M.D., Ph.D.(3)	40,115	—	40,115
Peter Kiener, D.Phil.(3)	55,515	—	55,515
Matthew L. Sherman, M.D.(3)	41,882	—	41,882
Maya R. Said, Sc.D.(3)	40,115	—	40,115

(1)
Represents cash fees earned for service as a director for 2024.

(2)
Represents the aggregate grant date fair value of option awards made to each listed director in 2024 as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Stock Compensation” (“ASC 718”). These amounts do not represent the actual amounts paid to or realized by the directors during 2024. See Note 2 and Note 10 to the consolidated financial statements included in our 2024 Annual Report regarding assumptions we made in determining the fair value of option awards. As of December 31, 2024, our directors held options to purchase shares of our common stock as follows: Mr. Jenkins: 43,125 shares; Mr. Davis: 40,804 shares; Dr. Heron: 29,342 shares; Mr. Kiritsy: 28,512 shares; and Mr. Wessel 24,700 shares. Mr. Geraghty, Mr. Richman, Dr. Barbier, Dr. Kiener, Dr. Sherman and Dr. Said did not hold any options or unvested shares as of December 31, 2025.

(3)
In accordance with the Merger agreement, the director resigned from our board of directors and any board committees of which he or she was a member.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 19

INDEPENDENT REGISTERED ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The Audit Committee works with our management in order to negotiate appropriate fees with EY and is responsible for approving those fees. The following is a summary and description of fees for services provided by EY in 2024 and 2023.
SERVICE	2024	2023
Audit Fees	$1,314,648	$878,000
Audit-Related Fees	—	—
Tax Fees	$22,000	—
All Other Fees	—	—
Total	$1,336,648	$878,000
“Audit fees” represents the aggregate fees for professional services rendered for the audit of our financial statements and the review of our quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States). Also included are fees for review of our registration statements and related issuances of consents, as well as related services that are normally provided in connection with statutory and regulatory filings and engagements.
“Tax fees” consists of fees related to federal and state tax advice, acquisition tax planning, assistance with international tax compliance and international tax consulting.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit, permitted non-audit and tax services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.
All such audit, permitted non-audit and tax services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2024. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.
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AUDIT COMMITTEE REPORT
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of the Company’s independent registered public accounting firm, (3) the performance of the Company’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of the Company’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2024. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
PALVELLA THERAPEUTICS, INC.
George M. Jenkins, Chairman
Elaine J. Heron, Ph.D.
Christopher Kiritsy
April 30, 2025
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EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:
NAME	POSITION	AGE
Wesley H. Kaupinen	President, Chief Executive Officer and Director	47
Matthew E. Korenberg	Chief Financial Officer, Treasurer and Secretary	50
Kathleen Goin	Chief Operating Officer	55
Jeffrey Martini, Ph.D.	Chief Scientific Officer	47
Wesley H. Kaupinen — For biographical information for Mr. Kaupinen, see “Board of Directors — Continuing Directors.”
Matthew E. Korenberg has served as our Chief Financial Officer since December 2024. Mr. Korenberg was the Chief Financial Officer of Legacy Palvella from October 2024 to December 2024. Prior to joining the Company, Mr. Korenberg served as President and Chief Operating Officer of Ligand Pharmaceuticals Incorporated (“Ligand”) from November 2022 to October 2024 and as Chief Financial Officer from August 2015 to October 2022. Before his tenure at Ligand, Mr. Korenberg was the founder, Chief Executive Officer, and a director of NeuroCircuit Therapeutics, a company focused on developing drugs to treat genetic disorders of the brain with an initial focus on Down syndrome. Earlier in his career, Mr. Korenberg was a Managing Director and member of the healthcare investment banking team at Goldman Sachs from July 1999 through August 2013, where he advised and financed companies in the biotechnology and pharmaceutical sectors across New York, London, and San Francisco. Prior to Goldman Sachs, Mr. Korenberg was a healthcare investment banker at Dillon, Read & Co. Inc., working with healthcare and industrial companies. Mr. Korenberg has served as a member of the board of directors and chair of the audit committee of Lifecore Biomedical, Inc., a publicly traded company in the contract development and manufacturing business, since August 2024. Mr. Korenberg holds a B.B.A. in Finance and Accounting from the University of Michigan.
Kathleen Goin has served as our Chief Operating Officer since December 2024. Ms. Goin served as the Chief Operating Officer of Legacy Palvella from March 2023 to December 2024, following her tenure as Vice President, Development Operations of Legacy Palvella from October 2019 to March 2023. From February 2017 to October 2019, Ms. Goin served as Vice President of Clinical Operations at Clinical Works, a myClin company, a specialty consulting firm focused on helping companies start their clinical programs and execute trials. Prior to that, Ms. Goin served as Vice President, Clinical Operations of Trevena, Inc., a publicly held biotechnology company, from November 2013 to February 2017. Ms. Goin holds a Master of Science in Occupational Therapy from Misericordia University and a B.S. in Political Science from Rosemont College.
Jeffrey Martini, Ph.D., has served as our Chief Scientific Officer since December 2024. Dr. Martini was previously the Chief Scientific Officer of Legacy Palvella from October 2024 to December 2024, and the Senior Vice President, Research and Development and Scientific Affairs from August 2020 to October 2024. Prior to joining the Company, Dr. Martini served in various capacities, including as Executive Director, Business Development and Corporate Strategy and as Executive Director, Program Management, at Marinus Pharmaceuticals, Inc. from July 2018 to August 2020. He also served as Senior Director, Project Champion at Teva Pharmaceuticals Industries Limited from July 2013 to July 2018. Dr. Martini holds a Ph.D. in Molecular Pharmacology and Structural Biology from Jefferson University and a B.S. in Life Sciences from Pennsylvania State University.
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EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers, or NEOs. In 2024, our NEOs were Wesley H. Kaupinen, our President and Chief Executive Officer, Stephen S. Yoder, our former President and Chief Executive Officer, Kathleen Goin, our Chief Operating Officer, Jeffrey Martini, Ph.D., our Chief Scientific Officer, and Thomas Bures, our former Chief Financial Officer.
We qualify as a “smaller reporting company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our named executive officers during the fiscal year ended December 31, 2024:
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)(1)	OPTION AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Wesley H. Kaupinen President and Chief Executive Officer	2024	384,923	515,500	4,534,999	—	643	5,436,064
	2023	375,462	—	209,858	—	643	585,963
Kathleen Goin Chief Operating Officer	2024	381,440	257,520	485,612	—	—	1,124,572
	2023	354,975	49,056	941,776	—	—	1,345,807
Jeffrey Martini, Ph.D. Chief Scientific Officer	2024	320,755	209,680	1,336,328	—	—	1,866,763
	2023	293,588	39,852	281,539	—	—	614,979
Stephen S. Yoder Former Chief Executive Officer	2024	535,504	—	—	—	890,700	1,426204
	2023	584,595	146,149	614,818	—	13,390	1,358,952
Thomas Bures Former Chief Financial Officer	2024	383,482	—	—	—	560,217	943,699
	2023	400,155	80,031	241,536	—	7,315	729,037

(1)
Amounts shown are cash incentive payments earned in respect of 2024 or 2023 performance, as the case may be, and paid in 2024 or 2025.

(2)
The amounts reported represent the aggregate grant date fair value of stock options awarded to the NEOs during the 2024 and 2023 fiscal years, calculated in accordance with FASB ASC 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 2 and Note 10 to our audited financial statements for the years ended December 31, 2023 and December 31, 2024, as applicable. The amounts reported in this column reflect the accounting cost for the stock options and does not correspond to the actual economic value that may be received upon exercise of the stock options or any sale of any of the underlying shares of common stock.

(3)
Other compensation reflects the Company’s contribution to life insurance and company matching 401(k) contributions. For Mr. Yoder and Mr. Bures, this amount also includes separation payments pursuant to each person’s employment agreement of $876,900 and $560,217, respectively.

Narrative Disclosure to Summary Compensation Table 2024
Elements of Compensation
The compensation of our NEOs generally consists of base salary, annual cash bonus opportunities, and other benefits, as described below.
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EXECUTIVE COMPENSATION (continued)
2024 Base Salaries
Our board of directors and compensation committee recognize the importance of base salary as an element of compensation that helps to attract and retain the named executive officers. We provide a base salary as a fixed source of income for our named executive officers for the services they provide to us during the year. This allows us to maintain a stable executive team.
The base salaries for our named executive officers in effect for the year ended December 31, 2024 were as follows: $575,000 for Mr. Kaupinen, $481,300 for Ms. Goin, and $391,700 for Dr. Martini. Mr. Yoder and Mr. Bures terminated their employment immediately prior to the closing of the Merger.
Annual Cash Bonus Opportunities
We also provide our NEOs with annual performance-based cash bonus opportunities, calculated based upon the achievement of specified corporate goals, with each executive officer being assigned a corporate and individual goal weighting. For fiscal year 2024, each executive officer was assigned a target bonus opportunity, which is reflected as a percentage of that individual’s 2024 base salary and is based on the individual’s role and title at the Company.
The 2024 annual bonus opportunity for Mr. Kaupinen, Ms. Goin and Dr. Martini were targeted at 50%, 40% and 40% of their respective base salaries. Following a review of 2024 performance, our Compensation Committee approved, and, in the case of Mr. Kaupinen, our Compensation Committee recommended and our Board approved, 2024 annual cash bonuses to each of Mr. Kaupinen, Ms. Goin and Dr. Martini in an amount totaling $287,500, $192,520 and $156,680, respectively. Such amounts were determined based on our corporate performance score of 100%, as approved by our Compensation Committee.
Equity Compensation
We grant stock options and restricted stock to our employees from time to time. Typically, equity awards granted upon an individual’s commencement of employment vest 25% upon the first anniversary of the individual’s start date, and monthly over 36 months thereafter, subject to continued employment. Subsequent grants generally vest monthly over 48 months, contingent on continued employment.
In 2024 prior to the Merger, Legacy Palvella granted option awards to Mr. Kaupinen of 81,459, Ms. Goin of 29,787, and Dr. Martini of 19,888. Upon completion of the Merger, we granted option awards to Mr. Kaupinen of 417,806, Ms. Goin of 27,843, and Dr. Martini of 126,416.
Other Elements of Compensation
As described in the “All Other Compensation” column in the “— 2024 Summary Compensation Table” above, we made contributions to life insurance and company matching 401(k) contributions and other benefits for our NEOs. For Mr. Yoder and Mr. Bures, this amount also includes separation payments pursuant to each person’s employment agreement of $876,900 and $560,217, respectively.
Legacy Palvella did not maintain any retirement plans or nonqualified deferred compensation plans. From time to time, Pieris provided its NEOs with employee benefits that its board of directors believed were reasonable. Pieris’ NEOs were eligible to participate in the same broad-based employee benefit plans that are offered to Pieris’ other employees, such as health insurance, disability insurance, life insurance and a 401(k) plan.
Say-on-Pay Vote on Executive Compensation
At the 2024 annual meeting of stockholders, approximately 98% of the votes cast voted in favor of our executive compensation.
NAMED EXECUTIVE OFFICER ARRANGEMENTS
Wesley H. Kaupinen
Legacy Palvella entered into an employment agreement with Mr. Kaupinen, dated May 20, 2020 (the “Kaupinen Employment Agreement”), providing for his position as President and Chief Executive Officer and an annual base

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EXECUTIVE COMPENSATION (continued)
salary of $350,000. Under the Kaupinen Employment Agreement, Mr. Kaupinen is eligible to receive an annual bonus of 30% of base salary. In December 2024, the Board increased the annual bonus to 50% of base salary, based on the achievement of corporate performance objectives established by the compensation committee. Under the Kaupinen Employment Agreement, Mr. Kaupinen is eligible to participate in Legacy Palvella’s employee benefit plans, subject to the eligibility requirements of those plans.
The Kaupinen Employment Agreement provides for an indefinite term and is terminable (i) at will by Legacy Palvella or by Mr. Kaupinen, provided that 30 days’ advance notice must be provided by the terminating party in the event of a termination of employment without “cause” by Legacy Palvella or Mr. Kaupinen’s resignation without “good reason”; (ii) on the date that Mr. Kaupinen provides Legacy Palvella with written notice that he is terminating his employment for good reason (subject to any applicable cure period); and (iii) on the date of his death or on the date of his disability, as reasonably determined by Legacy Palvella.
Under the Kaupinen Employment Mr. Kaupinen is entitled to certain benefits upon termination of employment as described below in the section entitled “— Termination Payments.”
Kathleen Goin
Ms. Goin is party to an offer letter, dated August 19, 2019 (the “Goin Offer Letter”), that provides for at-will employment and provides for an initial base salary of $300,000 for full-time work commencing in 2020. Under the Goin Offer Letter, Ms. Goin is eligible to receive an annual cash incentive award opportunity under Legacy Palvella’s bonus plan. In December 2024, the Board increased the annual bonus to 40% of base salary. In addition, in connection with her commencement of employment, Ms. Goin received two option awards to purchase, in the aggregate, 83,291 shares of Legacy Palvella common stock, with each option award vesting in accordance with Legacy Palvella’s standard vesting schedule for new hire grants. Ms. Goin is eligible to participate in Legacy Palvella’s employee benefits plans that are generally made available by Legacy Palvella to its employees, subject to the eligibility requirements of those plans.
Jeffrey Martini, Ph.D.
Dr. Martini is party to an offer letter, dated July 27, 2020 (the “Martini Offer Letter”), that provides for at-will employment and provides for an initial base salary of $275,000. Under the Martini Offer Letter, Dr. Martini is eligible to receive an annual cash incentive award opportunity under Legacy Palvella’s bonus plan targeted at 30% of base salary. In December 2024, the Board increased the annual bonus to 40% of base salary. Dr. Martini was also eligible for a one-time payment of $43,925 related to the achievement of his 2020 Legacy Palvella Goals and Objectives. In addition, in connection with his commencement of employment, Dr. Martini received an option award to purchase 104,283 shares of Legacy Palvella common stock, which vests in accordance with Legacy Palvella’s standard vesting schedule for new hire grants. Dr. Martini is eligible to participate in Legacy Palvella’s employee benefits plans that are generally made available by Legacy Palvella to its employees, subject to the eligibility requirements of those plans.
Stephen S. Yoder
Mr. Yoder served as Pieris’ President and Chief Executive Officer pursuant to the Employment Agreement, dated December 17, 2014, by and between Mr. Yoder and Pieris, which provided for a continuous term and may be terminated by either party at any time, provided that if Mr. Yoder resigns, he shall provide Pieris with at least 90 days’ prior written notice. Mr. Yoder was eligible to receive an annual bonus of up to 50% of his annual base salary based upon achievement of individual and corporate performance objectives as determined by Pieris’s Compensation and Management Development Committee in its sole discretion. Mr. Yoder’s annual base salary for 2024 is $584,595 (as set by Pieris’s Compensation and Management Development Committee in 2023).
Pursuant to his employment agreement, Mr. Yoder was prohibited during the term of the agreement, subject to certain exceptions, from (i) accepting any other employment or consultancy, (ii) serving on the board of directors or similar body of any other entity, unless approved by the Chairman of the Pieris board of directors, and

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EXECUTIVE COMPENSATION (continued)
(iii) acquiring, assuming or participating in, directly or indirectly, any financial position, investment or interest known by Mr. Yoder to be adverse or antagonistic to Pieris, Pieris’ business or prospects, financial or otherwise, or in any competing business.
Mr. Yoder’s employment agreement also contained (i) customary confidentiality obligations which are not limited by the term of the agreement, (ii) certain non-compete provisions extending during the term of the agreement and one year thereafter, and (iii) certain non-solicitation provisions during the term of the agreement and for one year thereafter. Mr. Yoder also agreed to assign certain intellectual property rights to Pieris.
In connection with the closing of the Merger, Mr. Yoder’s employment as President and Chief Executive Officer of the Company terminated.
Thomas Bures
Thomas Bures served as Pieris’ Senior Vice President and Chief Financial Officer and was employed at will pursuant to the Employment Agreement, dated October 6, 2021, by and between Mr. Bures and Pieris. Mr. Bures was eligible to receive an annual bonus of up to 40% of his annual base salary based upon achievement of individual and corporate performance objectives as determined by Pieris’s Compensation and Management Development Committee in its sole discretion. Mr. Bures’ annual base salary for 2024 was $400,155 (as set by Pieris’s Compensation and Management Development Committee in 2023).
Pursuant to his employment agreement, Mr. Bures was prohibited during the term of the agreement, subject to certain exceptions, from (i) accepting any other employment or consultancy, (ii) serving on the board of directors or similar body of any other entity, and (iii) acquiring, assuming or participating in, directly or indirectly, any financial position, investment or interest known by Mr. Bures to be adverse or antagonistic to Pieris, its business or prospects, financial or otherwise, or in any competing business.
Mr. Bures also signed agreements that include (i) customary confidentiality obligations which are not limited by the term of the agreement, (ii) certain non-compete provisions extending during the term of the agreement and one year thereafter, and (iii) certain non-solicitation provisions during the term of the agreement and for one year thereafter. Mr. Bures also agreed to assign certain intellectual property rights to Pieris.
In connection with the Merger, on the Closing Date, Thomas Bures’ employment as Senior Vice President and Chief Financial Officer of the Company terminated. On December 13, 2024, the Company and Mr. Bures entered into a consulting agreement (the “Consulting Agreement”) pursuant to which Mr. Bures will provide consulting services related to accounting and reporting matters though the Merger transition on an as needed basis. Mr. Bures will be paid an hourly rate of $500 per hour and will be reimbursed for miscellaneous business and travel-related expenses, if preapproved and incurred while providing services to the Company during the term of the Consulting Agreement. The Consulting Agreement will terminate upon the earlier of (i) the completion of agreed upon services to the satisfaction of Company, or at any time upon 10 days’ written notification to Mr. Bures.
Confidentiality, Non-Competition, Non-Solicitation and Inventions Agreements
Mr. Kaupinen, Ms. Goin and Dr. Martini each entered into a Confidentiality, Assignment of Inventions, and Restrictive Covenant Agreement (the “Restrictive Covenant Agreements”) with Legacy Palvella that includes customary prohibitions against competition with Legacy Palvella and solicitation of Legacy Palvella’s customers and employees, both during employment and for the 12-month following any cessation of employment. The Restrictive Covenant Agreements also include standard provisions relating to Legacy Palvella’s intellectual property rights and prohibiting the executive from disclosing confidential information.
Payment of any severance benefits under each Legacy Palvella NEO’s agreement is conditioned on continued compliance with such Legacy Palvella NEO’s Restrictive Covenant Agreement.

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EXECUTIVE COMPENSATION (continued)
Termination Payments
The following describes any termination or “change of control” payments to which our NEOs were entitled pursuant to their employment with the Company:
Wesley H. Kaupinen
Pursuant to the Kaupinen Employment Agreement, upon termination of employment by Legacy Palvella without “cause” or by Mr. Kaupinen for “good reason”, Legacy Palvella will provide Mr. Kaupinen with 12 months of salary continuation. Payment of Mr. Kaupinen’s severance is conditioned on (i) Mr. Kaupinen’s execution of a general release of claims in favor of Legacy Palvella and its affiliates; (ii) Mr. Kaupinen’s continued compliance with the provisions of his Restrictive Covenant Agreement; and (iii) Legacy Palvella being financially solvent at the time any such severance payment becomes due, and that the payment of any such severance amounts would not cause Legacy Palvella to become insolvent.
Under the Kaupinen Employment Agreement, “cause” generally means any of the following: (i) indictment, commission of, or other entry of a plea of guilty or no contest to, (A) a felony or (B) any crime (other than a felony) that causes Legacy Palvella or its affiliates public disgrace or disrepute, or adversely affects Legacy Palvella or its affiliates’ operations or financial performance or the relationship Legacy Palvella has with its affiliates, customers and suppliers; (ii) commission of an act of gross negligence, willful misconduct, fraud, embezzlement, theft or material dishonesty with respect to Legacy Palvella or any of its affiliates; (iii) a breach of Mr. Kaupinen’s fiduciary duties to Legacy Palvella or any of its affiliates; (iv) alcohol abuse or use of controlled substances (other than prescription drugs taken in accordance with a physician’s prescription); (v) material breach of any agreement with Legacy Palvella or any of its affiliates, including the Kaupinen Employment Agreement and his Restrictive Covenant Agreement; (vi) a material breach of any of Legacy Palvella’s policies regarding employment practices; or (vii) refusal to perform or repeated failure to perform, the lawful directives of the Legacy Palvella board of directors, if not cured within 15 days following his receipt of Legacy Palvella’s written notice.
Under the Kaupinen Employment Agreement, “good reason” generally means Mr. Kaupinen’s resignation for any of the following reasons, provided he provides notice to Legacy Palvella within 90 days of the initial occurrence of the event, Legacy Palvella fails to cure the issue within 30 days, and he resigns within 30 days of the end of the cure period: (i) a material reduction in his title, duties, authority or responsibilities, provided that such reduction would not be deemed to have occurred if, following a change of control, (A) Legacy Palvella remains a separate entity, and he remains the most senior executive directly responsible for Legacy Palvella’s operations, or (B) if Legacy Palvella does not remain a separate entity, and he is the most senior executive directly responsible for the operations of the acquiring entity; (ii) a material breach of the Kaupinen Employment Agreement by Legacy Palvella; (iii) a material reduction in his base salary paid by Legacy Palvella to which he has not provided written consent, other than a decrease in which Legacy Palvella contemporaneously decrease the salaries of all of its senior executives; or (iv) a change of more than 50 miles in the geographic location at which he performs his services.
Under the Kaupinen Employment Agreement, if payments and benefits payable to Mr. Kaupinen in connection with a change in control constitute “excess parachute payments” under Section 280G of the Code, then such payments and benefits will be reduced to the minimum extent necessary so that no portion thereof will fail to be tax-deductible by Palvella or its affiliates under Section 280G of the Code.
Kathleen Goin
Legacy Palvella entered into a severance agreement with Ms. Goin, dated May 22, 2020 (the “Goin Severance Agreement”). The Goin Severance Agreement provides that upon termination of employment by Legacy Palvella without “cause,” Legacy Palvella will provide Ms. Goin with three months of salary continuation. Payment of Ms. Goin’s severance is conditioned on (i) Ms. Goin’s execution of a general release of claims in favor of Legacy Palvella and its affiliates; (ii) Ms. Goin’s continued compliance with the provisions of her Restrictive Covenant Agreement; and (iii) Legacy Palvella being financially solvent at the time any such severance payment becomes due, and that the payment of any such severance amounts would not cause Legacy Palvella to become insolvent.

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EXECUTIVE COMPENSATION (continued)
Under the Goin Severance Agreement, “cause” generally has the same meaning as such term has in the Kaupinen Employment Agreement.
Stephen S. Yoder
In connection with the closing of the Merger, Stephen S. Yoder’s employment as President and Chief Executive Officer of the Company terminated. Pursuant to the terms of the separation agreement entered into with Mr. Yoder dated December 13, 2024 (the “Yoder Separation Agreement”), Mr. Yoder was entitled to receive cash severance in a single lump sum in an amount equal to 12 months of his base salary plus his full target bonus (equivalent to $876,900), as well as 100% acceleration of vesting of all of his outstanding Company equity awards. Subject to Mr. Yoder’s election of COBRA, Mr. Yoder is eligible for payment or reimbursement for the employer portion of premiums for Mr. Yoder and his eligible dependents for 12 months. The Yoder Separation Agreement contains a release of claims against the Company, as well as certain ongoing confidentiality and restrictive covenant obligations.
Thomas Bures
In connection with the closing of the Merger, Thomas Bures’ employment as Senior Vice President and Chief Financial Officer of the Company terminated. Pursuant to the terms of the separation agreement entered into with Mr. Bures dated December 13, 2024 (the “Bures Separation Agreement”), Mr. Bures was entitled to receive cash severance in a single lump sum in an amount equal to the sum of 12 months of his base salary plus his full target bonus (equivalent to $560,217), as well as 100% acceleration of vesting of all of his outstanding Company equity awards. Subject to Mr. Bures’ election of COBRA, Mr. Bures is eligible for payment or reimbursement for the employer portion of premiums for Mr. Bures and his eligible dependents for 12 months. The Bures Separation Agreement contains a release of claims against the Company, as well as certain ongoing confidentiality and restrictive covenant obligations.
COMPENSATION RECOVERY POLICY
We have adopted an incentive compensation recoupment policy that is applicable to our executive officers, and such other of our senior executives as may be determined by our compensation committee. If we determine that we must restate our financial results as reported in a periodic or other report filed with the SEC to correct an accounting error due to material noncompliance with any financial reporting requirement under the U.S. securities laws, we will seek to recover or require forfeiture, at the direction of the compensation committee, after it has reviewed the facts and circumstances that led to the requirement of the restatement and the costs and benefits of seeking recovery, any excess incentive based compensation, received by an officer covered by the policy during the three completed fiscal years immediately preceding the date on which we are required to prepare the accounting restatement. Furthermore, we will seek to recoup incentive compensation that is used in such a way that violates our insider trading policy, for example, by engaging in transactions involving hedging devices or our securities that are used to secure a margin or other loan.
PLEDGING AND ANTI-HEDGING POLICIES
Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account; all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts; and pledging company securities to secure margin or other loans.
EQUITY GRANT TIMING
During 2024, our board of directors and compensation committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, we did not grant stock options to any of our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-K, 10-Q or 8-K that discloses material nonpublic information.

28 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

EXECUTIVE COMPENSATION (continued)
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2024.
	OPTION AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXERCISE DATE
Wesley H. Kaupinen	9,824(1)	11,609	$9.79	2/22/2033
	15,274(2)	66,185	$7.53	5/27/2034
	—(6)	417,806	$13.60	12/12/2034
Kathleen Goin	11,857(3)	—	$7.14	10/29/2029
	14,002(3)	—	$7.14	10/29/2029
	25,776(4)	—	$9.08	10/14/2030
	39,405(1)	46,569	$9.79	2/22/2033
	4,681(1)	5,532	$9.79	2/22/2033
	5,585(2)	24,202	$7.53	5/27/2034
	—(6)	27,843	$13.60	12/12/2034
Jeffrey Martini, Ph.D.	32,272(5)	—	$9.08	10/11/2030
	8,498(1)	4,681	$9.79	2/22/2033
	4,681(1)	5,532	$9.79	2/22/2033
	3,729(2)	16,159	$7.53	5/27/2034
	—(6)	126,416	$13.60	12/12/2034
Stephen S. Yoder	6,151(7)	—	$121.60	2/12/2026
	5,430(8)	—	$159.20	2/23/2027
	4,064(9)	—	$684.80	2/20/2028
	4,751(10)	—	$247.20	2/26/2029
	5,251(11)	—	$252.00	2/27/2030
	6,212(12)	—	$200.00	3/4/2031
	5,379(13)	—	$242.20	2/22/2032
	3,470(14)	—	$111.20	2/24/2033
Thomas Bures	1,563(15)	—	$159.20	12/18/2027
	892(10)	—	$247.20	2/26/2029
	1,001(11)	—	$252.00	2/27/2030
	1,759(12)	—	$200.00	3/4/2031
	1,856(13)	—	$242.40	2/22/2032
	1,362(14)	—	$111.20	2/24/2033

(1)
This option was granted on February 23, 2023 and vests in 48 substantially equal monthly installments. Vesting of the award requires continued employment through the applicable vesting dates.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 29

EXECUTIVE COMPENSATION (continued)
(2)
This option was granted on May 28, 2024 and vests in 48 substantially equal monthly installments. Vesting of the award requires continued employment through the applicable vesting dates.

(3)
This option was granted on October 30, 2019, and vests as follows: 25% of the option shares vested on October 30, 2020, and the remaining 75% of the option shares vest in 36 substantially equal monthly installments thereafter. Vesting of the award requires continued employment through the applicable vesting dates.

(4)
This option was granted on October 15, 2020, and vests in 48 substantially equal monthly installments. Vesting of the award requires continued employment through the applicable vesting dates.

(5)
This option was granted on October 12, 2020, and vests as follows: 25% of the option shares vested on October 12, 2021, and the remaining 75% of the option shares vest in 36 substantially equal monthly installments thereafter. Vesting of the award requires continued employment through the applicable vesting dates.

(6)
This option was granted on December 13, 2024, and vests in 48 substantially equal monthly installments. Vesting of the award requires continued employment through the applicable vesting dates.

(7)
This option was granted on February 12, 2016 and vests as follows: 25% of the option shares vested on February 12, 2017, and the remaining 75% of the option shares vests in equal installments of 6.25% every three months until February 12, 2020. Vesting of the award requires continued employment through the applicable vesting dates.

(8)
This option was granted on February 23, 2017 and vests as follows: 25% of the option shares vested on January 1, 2018, and the remaining 75% of the option shares vests in equal installments of 6.25% every three-months thereafter. Vesting of the award requires continued employment through the applicable vesting dates.

(9)
This option was granted on February 20, 2018 and vests as follows: 25% of the option shares vested on January 1, 2019, and the remaining 75% of the option shares vests in equal installments of 6.25% every three-months thereafter. Vesting of the award requires continued employment through the applicable vesting dates.

(10)
This option was granted on February 26, 2019 and vests as follows: 25% of the option shares vested on February 26, 2020, and the remaining 75% of the option shares vests in equal installments of 6.25% every three-months thereafter. Vesting of the award requires continued employment through the applicable vesting dates.

(11)
This option was granted on February 27, 2020 and vests as follows: 25% of the option shares vested on February 27, 2021, and the remaining 75% of the option shares vests in equal installments of 6.25% every three-months thereafter. Vesting of the award requires continued employment through the applicable vesting dates.

(12)
This option was granted on March 4, 2021 and vests as follows: 25% of the option shares vested on March 4, 2022, and the remaining 75% of the option shares vests in equal installments of 6.25% every three-months thereafter. Vesting of the award requires continued employment through the applicable vesting dates.

(13)
This option was granted on February 22, 2022 and vests as follows: 25% of the option shares vested on February 22, 2023, and the remaining 75% of the option shares vests in equal installments of 6.25% every three-months thereafter. Vesting of the award requires continued employment through the applicable vesting dates.

(14)
This option was granted on February 24, 2023 and vests as follows: 25% of the option shares vested on February 24, 2024, and the remaining 75% of the option shares vests in equal installments of 6.25% every three-months thereafter. Vesting of the award requires continued employment through the applicable vesting dates.

30 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

EXECUTIVE COMPENSATION (continued)
(15)
This option was granted on December 18, 2017 and vests as follows: vests as follows: 25% of the option shares vested on December 18, 2018, and the remaining 75% of the option shares vests in equal installments of 6.25% every three-months thereafter. Vesting of the award requires continued employment through the applicable vesting dates.

PAY VERSUS PERFORMANCE
As required by SEC rules, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or our Compensation and Management Development Committee view the link between our performance and the pay of our principal executive officer, or PEO, and our NEOs.
Year	Summary Compensation Table Total for First PEO(1) ($)	Summary Compensation Table Total for Second PEO(1) ($)	Compensation Actually Paid to First PEO(1)(2)(3) ($)	Compensation Actually Paid to Second PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on TSR ($)(4)	Net Income (Loss) ($ Thousands)(5)
2024	1,426,204	5,148,564	1,379,772	4,551,549	1,195,278	1,270,466	3.97	(17,434)
2023	1,358,952	—	553,945	—	717,241	448,400	4.81	18,691
2022	2,062,843	—	(526,880)	—	954,079	190,343	27.51	(33,277)

(1)
Stephen Yoder was our PEO until December 2024 (First PEO). Wesley Kaupinen was our PEO since December 2024 (Second PEO). The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2022	2023	2024
Thomas Bures	Thomas Bures	Kathleen Goin
Ahmed Mousa	Shane Olwill	Jeffrey Martini
		Thomas Bures

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for First PEO ($)	Exclusion of Stock Awards and Option Awards for First PEO ($)	Inclusion of Equity Values for First PEO ($)	Compensation Actually Paid to First PEO ($)
2024	1,426,204	—	(46,432)	1,379,772

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 31

EXECUTIVE COMPENSATION (continued)
Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock Awards and Option Awards for Second PEO ($)	Inclusion of Equity Values for Second PEO ($)	Compensation Actually Paid to Second PEO ($)
2024	5,148,564	(4,534,999)	3,937,984	4,551,549
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	1,195,278	(607,313)	682,501	1,270,466
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for First PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for First PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for First PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for First PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for First PEO ($)	Total- Inclusion of Equity Values for First PEO ($)
2024	—	—	—	(3,947)	(42,485)	—	(46,432)
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Second PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Second PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Second PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Second PEO ($)	Total- Inclusion of Equity Values for Second PEO ($)
2024	3,835,258	85,753	13,796	3,177	—	—	3,937,984
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total- Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	520,114	159,479	2,804	5,443	(5,339)	—	682,501

32 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

EXECUTIVE COMPENSATION (continued)
(4)
Assumes $100 was invested in the Company for the period starting December 31, 2021, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

(5)
The dollar amounts reported represent the amount of net income (loss) for Palvella Therapeutics as reported in the Company’s audited financial statements for 2024 and 2023, and the net income (loss) of legacy Pieris Pharmaceuticals, Inc. as reported for 2022.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income (Loss)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income (loss) during the three most recently completed fiscal years.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 33

EXECUTIVE COMPENSATION (continued)

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income (Loss)
Compensation Actually Paid ($ Millions)
5
4
3
2
1
0
-1
$30,000
$20,000
$10,000
$0
-$10,000
-$20,000
-$30,000
-$40,000
Net Loss ($ Thousands)
0.2
-0.5
-33,277
0.6
0.4
18,691
4.6
1.4
1.3
-17,434
2022
2023
2024
Fiscal Year
Stephen Yoder Compensation Actually Paid
Wesley Kaupinen Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Palvella Therapeutics, Inc. Net Income (Loss)

All information provided under the heading “Pay versus Performance” will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

34 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Since January 1, 2023, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Related Party Transactions — Business Combination
At the effective time of the Merger, or the Closing Date, an aggregate of approximately 6,500,000 shares of our Common Stock and Exchanged Options (as defined below) were issued to securityholders of Legacy Palvella as of immediately prior to the Closing Date in respect of all of the equity interests of Legacy Palvella. As a result of the consummation of the Merger, we have ceased to be a shell company (as such term is defined in Rule 12b-2 under the Exchange Act).
PIPE Investment (Private Placement)
Concurrently with the execution of the Merger Agreement, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors, pursuant to which, among other things, on the Closing Date and immediately following the consummation of the Merger, the PIPE Investors purchased (either for cash or in exchange for the termination and cancellation of outstanding convertible promissory notes issued by Legacy Palvella), and the Company issued and sold to the PIPE Investors, (i) 3,168,048 shares of common stock and (ii) Pre-Funded Warrants, exercisable for 2,466,456 shares of common stock, at a purchase price of $13.9965 per share or $13.9955 per Pre-Funded Warrant, which represents the per share purchase price of the common stock less the $0.001 per share exercise price for each Pre-Funded Warrant, for an aggregate purchase price of approximately $78.9 million, consisting of approximately $60.0 million in cash and the conversion of approximately $18.9 million of principal and interest under outstanding convertible notes issued by Legacy Palvella (the “PIPE Financing”). The table below sets forth the number of shares of common stock or Pre-Funded Warrants purchased by related parties at the closing of the PIPE Financing.
INVESTOR	SHARES OF COMMON STOCK (#)	PRE-FUNDED WARRANTS (#)	TOTAL PURCHASE PRICE ($)
Averill Master Fund, Ltd	714,463	—	9,999,981
Entities affiliated with BVF Partners	—	1,071,695	14,999,979
Entities affiliated with Samsara BioCapital, LP	35,722	—	499,983
Eagles Mere Air Museum Foundation(1)	11,026	—	154,328
Todd C. Davis(2)	36,732	—	514,126
Wesley H. Kaupinen(3)	1,470	—	20,577
TOTAL	799,413	1,071,695	26,188,974

(1)
George M. Jenkins, a member and chair of our board of directors, controls Eagles Mere Air Museum Foundation.

(2)
Todd C. Davis is a member of our board of directors.

(3)
Wesley H. Kaupinen is our President and Chief Executive Officer and a member of our board of directors.

2024 Registration Rights Agreement
On December 13, 2024, we entered into a registration rights agreement with the PIPE Investors with respect to the Resale Shares (the “Registrable Securities”) in the PIPE Financing (the “Registration Rights Agreement”) with the selling stockholders named therein, pursuant to which, among other things, we agreed to provide for the registration and resale of the Registerable Securities held by such selling stockholders from time to time.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 35

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS (continued)
Legacy Palvella Transactions
The following includes a summary of transactions since January 1, 2023, to which Legacy Palvella had been a party in which the amount involved exceeded the lesser of (i) $120,000 and (ii) 1% of the average of Legacy Palvella’s total assets at year-end for the prior two fiscal years, and in which any of Legacy Palvella’s directors, executive officers or, to Legacy Palvella’s knowledge, beneficial owners of more than 5% of Legacy Palvella capital stock or any member of the immediate family of any of the foregoing persons had or would have had a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
Convertible Note Financing
Between June and July 2024, Legacy Palvella issued and sold convertible notes in the aggregate principal amount of $12,433,000. Simple interest accrued on the outstanding principal amount of the convertible notes at an annual rate of SOFR plus 2.0% per annum. Unless earlier converted, the maturity date was the earliest to occur of (i) the date that Legacy Palvella received approval of an NDA by the FDA of the QTORIN rapamycin in the United States, or (ii) the date that is July 3, 2027. Upon the closing of the PIPE Financing, the entire outstanding principal amount and unpaid accrued interest on the convertible notes automatically converted into the common stock of Palvella at the same price per share of the Palvella common stock issued in a PIPE Financing.
The following table summarizes the convertible notes purchased by certain members of the Legacy Palvella board of directors or their affiliates and holders of more than 5% of Legacy Palvella’s outstanding capital stock. The terms of these purchases were the same for all purchasers of Legacy Palvella’s convertible notes.
NAME OF NOTEHOLDER	PRINCIPAL AMOUNT OF CONVERTIBLE NOTES ($)
Petrichor Opportunities Fund I LP.(1)	2,500,000
Ligand Pharmaceuticals Incorporated(2)	2,500,000
Todd C. Davis(2)	500,000
Eagles Mere Air Museum Foundation(3)	150,000
Wesley H. Kaupinen(4)	20,000
TOTAL	5,670,000

(1)
Tadd S. Wessel, a former member of the Legacy Palvella board of directors, is a managing partner of Petrichor Healthcare Capital Management, the investment manager of Petrichor Opportunities Fund I LP.

(2)
Todd C. Davis was a member of the Legacy Palvella board of directors and the Chief Executive Officer of Ligand Pharmaceuticals Incorporated.

(3)
George M. Jenkins, a member of the Legacy Palvella board of directors, controls Eagles Mere Air Museum Foundation.

(4)
Wesley H. Kaupinen was Legacy Palvella’s President and Chief Executive Officer and a member of Legacy Palvella board of directors.

Transactions with Ligand Pharmaceuticals, Inc.
In December 2018, Legacy Palvella entered into the Original Ligand Agreement with Ligand whereby Ligand made a one-time payment of $10.0 million to fund the development of QTORIN rapamycin. In November 2023, Legacy Palvella entered into the Amended Ligand Agreement whereby Ligand made an additional one-time payment of $5.0 million to fund the development of QTORIN rapamycin. Under the Amended Ligand Agreement, Ligand was entitled to receive up to $8.0 million in milestone payments upon the achievement of certain milestones by Legacy Palvella related to QTORIN rapamycin for the treatment of any and all indications, of which $5.0 million of potential future milestone payments remain under the arrangement. In addition, Legacy Palvella agreed to pay to Ligand tiered royalties from 8.0% to 9.8% based on any aggregate annual worldwide net product sales of any

36 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS (continued)
products based on QTORIN rapamycin. Legacy Palvella’s obligation to make future milestone payments under the Amended Ligand Agreement was determined to be a derivative liability and Legacy Palvella’s obligation to make future royalty payments was determined to be a debt instrument. Todd C. Davis was a member of Legacy Palvella’s board of directors and is the Chief Executive Officer of Ligand.
Stock Option Grants to Executive Officers and Directors
Legacy Palvella granted options to its executive officers and certain of its directors as more fully described in the section entitled “Executive Compensation.”
Employment Agreements
Legacy Palvella entered into employment agreements, offer letters and/or severance agreements with each of its NEOs. See “Executive Compensation — Named Executive Officer Employment Agreements” for a further discussion of these arrangements.
Policies and Procedures for Related Party Transactions
In connection with the closing of the Merger, we adopted a written related party transaction policy, setting forth the policies and procedures for the review and approval or ratification of related-party transactions. This policy covers any transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we are or will be a participant and a related party has or will have a direct or indirect material interest, as determined by the audit committee of the Board, including, without limitation, purchases of goods or services by or from the related party or entities in which the related party has a material interest, and indebtedness, guarantees of indebtedness or employment by us of a related party.
All related party transactions described in this section occurred prior to adoption of this policy and as such, these transactions were not subject to the approval and review procedures set forth in the policy. However, these transactions were reviewed and approved by the Legacy Palvella board of directors. The Legacy Palvella board of directors reviewed and approved transactions with directors, officers and holders of 5% or more of Legacy Palvella’s voting securities and their affiliates, each a related party. Prior to the Merger, the material facts as to the related party’s relationship or interest in the transaction are disclosed to the Legacy Palvella board of directors prior to their consideration of such transaction, and the transaction is not considered approved by the Legacy Palvella boards of directors unless a majority of the directors who are not interested in the transaction approve the transaction. Further, when Legacy Palvella stockholders were entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction were disclosed to the stockholders, who must approve the transaction in good faith.
Pieris Transactions and Agreements
Pieris’ Audit Committee Charter required the Audit Committee to review, consider, and approve in advance all future transactions, in which Pieris was a participant, that involved amounts that equal or exceed $120,000 and in which any Related Person had or would have had a direct or indirect material interest in such transaction. Related Persons include any of Pieris’ directors, executive officers, holder of 5% or more of any class of Pieris capital stock, or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K. In approving or rejecting any such proposal, Pieris’ Audit Committee was to consider all available information deemed relevant by the Audit Committee, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction was on terms no less favorable to Pieris than terms Pieris could have generally obtained from an unaffiliated third party under the same or similar circumstances.
Related Person Transactions
On July 23, 2024, BVF, which held more than 5% of Pieris’ voting securities, along with other PIPE Investors, entered into the Purchase Agreement with Pieris, pursuant to which such PIPE Investors agreed to subscribe for

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 37

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS (continued)
and purchase (either for cash or in exchange for the termination and cancellation of outstanding convertible notes issued by Legacy Palvella), and Pieris agreed to issue and sell to the PIPE Investors, an aggregate of approximately 3,154,241 of shares of Pieris common stock at a price per share equal to the Purchase Price, subject to adjustment as set forth in the Purchase Agreement, and/or in lieu of Pieris common stock to certain purchasers who so chose, Pre-Funded Warrants to purchase up to 2,592,585 shares of the combined company common stock at a purchase price per Pre-Funded Warrant equal to the Purchase Price, subject to adjustment as set forth in the Purchase Agreement, minus $0.001. Each of BVF, Samsara Biocapital, L.P., Averill Master Fund, Ltd. and Integrated Finance Group agreed to purchase shares pursuant to the Purchase Agreement and, together with each of their respective affiliates, were expected to be beneficial owners of 5% or more than the outstanding shares of Pieris following the PIPE Financing.
Other than the foregoing, since July 1, 2022, there had not been, nor was there currently proposed, any transaction to which Pieris was a party in which the amount involved exceeds the lesser of $120,000 and 1% of the average of Pieris’ total assets at year-end for the last two completed fiscal years, and in which any of Pieris’ directors, executive officers, holders of more than 5% of any class of Pieris’ voting securities or any of their respective affiliates or immediate family members, had, or would have had, a direct or indirect material interest.
Indemnification Agreements with Directors and Executive Officers
Pieris entered into indemnification agreements with each of its directors and executive officers. Each of those indemnification agreements was in the form approved by the Pieris board of directors. Those indemnification agreements required that, under the circumstances and to the extent provided for therein, Pieris indemnified such persons to the fullest extent permitted by applicable law against certain expenses and other amounts incurred by any such person as a result of such person being made a party to certain actions, suits, and proceedings by reason of the fact that such person was a director, officer, employee, or agent of Pieris, any entity that was a predecessor corporation of Pieris, or any of Pieris’ affiliates. The rights of each person who was a party to such an indemnification agreement were, in addition to any other rights such person might have had under applicable Nevada law, Pieris’ amended and restated articles of incorporation, Pieris’ amended and restated bylaws, any other agreement, a vote of Pieris stockholders, a resolution adopted by the Pieris board of directors, or otherwise.

38 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information relating to our equity compensation plans as of December 31, 2024:
PLAN CATEGORY	Number of securities to be issued upon exercise of outstanding options and other rights (a)	Weighted- average exercise price of outstanding options and other rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	1,750,973	$21.50(2)	2,447,168(3)
Equity compensation plans not approved by security holders	—	—	—
Total	1,750,973	$21.50	2,447,168

(1)
Includes the following plans: Palvella Therapeutics, Inc. 2019 Equity Incentive Plan (the “2019 Legacy Palvella Plan”), Palvella Therapeutics, Inc. 2024 Equity Incentive Plan (the “2024 Plan”), Pieris Pharmaceuticals, Inc. 2014 Employee, Director and Consultant Equity Incentive Plan (the “2014 Pieris Plan”), the Pieris Pharmaceuticals, Inc. 2016 Employee, Director and Consultant Equity Incentive Plan (the “2016 Pieris Plan”), the Pieris Pharmaceuticals, Inc. 2018 Employee, Director and Consultant Equity Incentive Plan (the “2018 Pieris Plan”), the Pieris Pharmaceuticals, Inc. 2019 Employee, Director and Consultant Equity Incentive Plan (the “2019 Pieris Plan”), the Pieris Pharmaceuticals, Inc. 2020 Employee, Director and Consultant Equity Incentive Plan, as amended (the “2020 Pieris Plan”), and the Pieris Pharmaceuticals, Inc. 2018 Employee Stock Purchase Plan (the “2018 Pieris ESPP”).

(2)
The weighted average exercise price is calculated based solely on outstanding stock options.

(3)
As of December 31, 2024, 2,447,168 shares remained available for future issuance under the 2024 Plan. As of December 31, 2024, 0 shares remained available for future issuance under each of the 2019 Legacy Palvella Plan, 2014 Pieris Plan, 2016 Pieris Plan, 2018 Pieris Plan, 2019 Pieris Plan, 2020 Pieris Plan and 2018 Pieris ESPP.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 39

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of common stock as of April 14, 2025, except to the extent otherwise indicated in the footnotes below, by (a) each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock, (b) each of our NEOs, as identified in the “Summary Compensation Table” above (c) each of our directors (or nominee for director), and (d) all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options or warrants that are currently exercisable or exercisable within sixty days of April 14, 2025 to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.
Percentage of ownership is based on 11,042,965 shares of our common stock issued and outstanding on April 14, 2025 and does not give effect to the exercise of pre-funded warrants. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Palvella Therapeutics, Inc., 125 Strafford Avenue, Suite 360, Wayne, Pennsylvania 19087.
NAME OF BENEFICIAL OWNER	NUMBER OF SHARES	PERCENTAGE
Greater than 5% Holders:
Entities affiliated with Biotechnology Value Fund, L.P.(1)	1,145,004	9.9%
Entities affiliated with Suvretta Capital Management, LLC(2)	714,463	6.5%
Entities affiliated with Samsara BioCapital, L.P.(3)	679,486	6.2%
Entities affiliated with Frazier Life Sciences Public Fund, L.P.(4)	575,892	5.2%
Integrated Finance Group(5)	559,949	5.1%
Directors and Named Executive Officers:
Wesley H. Kaupinen(6)	1,717,283	15.4%
Kathleen Goin(7)	129,270	1.2%
Jeffrey Martini Ph.D.(8)	81,205	*
George M. Jenkins(9)	211,347	1.9%
Todd C. Davis(10)	124,886	1.1%
Elaine J. Heron, Ph.D.(11)	60,049	*
Christopher Kiritsy(12)	7,741	*
Tadd S. Wessel(13)	4,116	*
Stephen S. Yoder	—	*
Thomas Bures	—	*
All current directors and executive officers as a group (9 individuals)(14)	2,346,641	20.5%

*
Less than 1.0%

40 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)
(1)
Based solely on a Schedule 13G/A filed with the SEC on December 17, 2024 by Biotechnology Value Fund, L.P., or BVF, consists of (i) 371,916 shares of common stock held of record by BVF, (ii) 282,223 shares of common stock held of record by Biotechnology Value Fund II, L.P., or BVF II, (iii) 38,961 shares of common held of record by Biotechnology Value Trading Fund OS, L.P., or Trading Fund OS, (iv) 3,455 shares of common held of record by BVF Partners L.P., (v) 232,476 shares of common stock issuable upon exercise of pre-funded warrants held of record by BVF (and excluding for purposes of the 9.99% beneficial ownership limitation the additional 329,018 shares of common stock issuable upon exercise of pre-funded warrants held of record by BVF), (vi) 185,034 shares of common stock issuable upon exercise of pre-funded warrants held of record by BVF II (and excluding for purposes of the 9.99% beneficial ownership limitation the additional 260,748 shares of common stock issuable upon exercise of pre-funded warrants held of record by BVF II), (vii) 20,619 shares of common stock issuable upon exercise of pre-funded warrants held of record by Trading Fund OS (and excluding for purposes of the 9.99% beneficial ownership limitation the additional 24,151 shares of common stock issuable upon exercise of pre-funded warrants held of record by Trading Fund OS), and (viii) 10,320 shares of common stock issuable upon exercise of pre-funded warrants held of record by MSI BVF SPV, LLV, or MSI (and excluding for purposes of the 9.99% beneficial ownership limitation the additional 9,329 shares of common stock issuable upon exercise of pre-funded warrants held of record by MSI). These amounts exclude (i) 85 shares of Series A Convertible Preferred Stock held of record by BVF and its related entities, which is convertible into 1,133 shares of common stock, (ii) 4,026 shares of Series B Convertible Preferred Stock held of record by BVF and its related entities, which is convertible into 53,706 shares of common stock, (iii) 3,506 shares of Series C Convertible Preferred Stock held of record by BVF and its related entities, which is convertible into 46,770 shares of common stock, (iv) 3,000 shares of Series D Convertible Preferred Stock held of record by BVF and its related entities, which is convertible into 40,020 shares of common stock, and (v) 5,000 shares of Series E Convertible Preferred Stock held of record by BVF and its related entities, which is convertible into 66,700 shares of common stock. The pre-funded warrants and warrants may not be exercised if, after such exercise, BVF and its affiliates would beneficially own more than 9.99% of the number of shares of common stock then issued and outstanding. As a result of the limitation in the previous sentence, for purposes of the table above, a portion of the shares of common stock issuable upon the exercise of the pre-funded warrants are included and no shares of common stock are included from the warrants. BVF I GP LLC, or BVF GP, as the general partner of BVF, may be deemed to beneficially own the 604,392 shares held of record by BVF. BVF II GP LLC, or BVF II GP, as the general partner of BVF II, may be deemed to beneficially own the 467,257 shares held of record by BVF II. BVF Partners OS Ltd., Partner OS, as the general partner of Trading Fund OS, may be deemed to beneficially own the 59,580 shares held of record by Trading Fund OS. BVF GP Holdings LLC, or BVF GPH, as the sole member of each of BVF GP and BVF II GP, may be deemed to beneficially own the 1,071,649 shares held of record in the aggregate by BVF and BVF II. BVF Partners L.P., or Partners, as the investment manager of BVF and its related entities, and the sole member of Partners OS, may be deemed to beneficially own the 1,145,004 shares held of record in the aggregate by BVF and its related entities. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 1,145,004 shares beneficially owned by Partners. Mark Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 1,145,004 shares beneficially owned by BVF Inc. The business address of BVF is 44 Montgomery Street, 40th Floor, San Francisco, California 94104.

(2)
Based solely on a Schedule 13G filed with the SEC on December 20, 2024 by Suvretta Capital Management, LLC, consists of 714,463 shares of common stock held by Suvretta Capital Management, LLC, where Suvretta Capital Management, LLC, Averill Master Fund, Ltd., and Aaron Cowen hold shared voting power and shared dispositive power. Suvretta Capital Management, LLC is the investment manager of Averill Master Fund, Ltd. Aaron Cowen is a control person of Suvretta Capital Management, LLC. The business address of each of Suvretta Capital Management, LLC and Mr. Cowen is 540 Madison Avenue, 7th Floor, New York, NY 10022 and the address of Averill Master Fund, Ltd. is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(3)
Based solely on a Schedule 13G filed with the SEC on December 20, 2024 by Samsara BioCapital, L.P., or Samsara LP, consists of 679,486 shares common stock held of record by Samsara LP. Samsara BioCapital GP, LLC, or Samsara GP, is the sole general partner of Samsara LP and may be deemed to beneficially own the shares held of record by Samsara LP. Srinivas Akkaraju is a managing member of Samsara GP and may be deemed to beneficially own the shares held of record by Samsara LP. The business address of Samsara LP is c/o Samsara BioCapital, LLC, 628 Middlefield Road, Palo Alto, California 94301.

(4)
Based solely on a Schedule 13G filed with the SEC on January 8, 2025 by Frazier Life Sciences Public Fund, L.P., consists of (i) 440,575 shares of common stock held directly by Frazier Life Sciences Public Fund, L.P., (ii) 129,905 shares of common stock held directly by Frazier Life Sciences Public Overage Fund, L.P., (iii) 2,648 shares of common stock held directly by Frazier Life Sciences X, L.P., and (iv) 2,764 shares of common stock held directly by Frazier Life Sciences XI, L.P. These amounts exclude (i) 937,965 shares of common stock issuable upon exercise of pre-funded warrants held by Frazier Life Sciences Public Fund, L.P., (ii) 276,766 shares of common stock issuable upon exercise of pre-funded warrants held by Frazier Life Sciences Public Overage Fund, L.P., (iii) 5,641 shares of common stock issuable upon exercise of pre-funded warrants held by Frazier Life Sciences X, L.P., and (iv) 5,886 shares of common stock issuable upon exercise of pre-funded

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 41

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)
warrants held by Frazier Life Sciences XI, L.P., which pre-funded warrants may not be exercised if immediately prior to or as a result of such exercise would result in beneficial ownership by a holder, together with that of its affiliates and any member of a Section 13(d) group, of more than 4.99%. The holders of pre-funded warrants may increase or decrease such beneficial ownership limitation percentage not in excess of 19.99% by providing us with at least 61 days’ prior notice of any increase. FHMLSP, L.P. is the general partner of Frazier Life Sciences Public Fund, L.P. and FHMLSP, L.L.C. is the general partner of FHMLSP, L.P. Patrick J. Heron, James N. Topper, Albert Cha and James Brush are the members of FHMLSP, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences Public Fund, L.P. FHMLSP Overage, L.P. is the general partner of Frazier Life Sciences Public Overage Fund, L.P. and FHMLSP Overage, L.L.C. is the general partner of FHMLSP Overage, L.P. Patrick J. Heron, James N. Topper, Albert Cha and James Brush are the members of FHMLSP Overage, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences Public Overage Fund, L.P. FHMLS X, L.P. is the general partner of Frazier Life Sciences X, L.P. and FHMLS X, L.L.C. is the general partner of FHMLS X, L.P. Patrick J. Heron and James N. Topper are the members of FHMLS X, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences X, L.P. FHMLS XI, L.P. is the general partner of Frazier Life Sciences XI, L.P. and FHMLS XI, L.L.C. is the general partner of FHMLS XI, L.P. Patrick J. Heron, James N. Topper and Daniel Estes are the members of FHMLS XI, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences XI, L.P. The business address of Frazier Life Sciences Public Fund, L.P. is c/o Frazier Life Sciences Management, L.P., 1001 Page Mill Rd, Building 4, Suite B, Palo Alto, CA 94304.
(5)
Consists of 559,949 shares of common stock held of record by Integrated Finance Group. These amounts exclude 168,503 shares of common stock issuable upon exercise of pre-funded warrants held by Integrated Finance Group. The business address of Integrated Finance Group is 1055 Westlakes Dr. Suite 200, Berwyn, PA 19312.

(6)
Consists of (i) 781,409 shares of common stock held of record by Wesley H. Kaupinen 2019 Irrevocable Trust dated February 28, 2019 for the benefit of Wesley H. Kaupinen, (ii) 781,409 shares of common stock held of record by Christine L. Kaupinen 2019 Irrevocable Trust dated February 28, 2019 for the benefit of Wesley H. Kaupinen’s spouse, (iii) 44,410 held of record by Wesley H. Kaupinen, and (iv) 110,055 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 14, 2025.

(7)
Consists of 129,270 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 14, 2025.

(8)
Consists of 81,205 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 14, 2025.

(9)
Consists of (i) 185,661 shares of common stock held of record by George M. Jenkins, (ii) 14,660 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 14, 2025, and (iii) 11,026 shares held by Eagles Mere Air Museum Foundation, an entity which is controlled by Mr. Jenkins.

(10)
Consists of (i) 112,547 shares of common stock held of record by Todd C. Davis and (ii) 12,339 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 14, 2025.

(11)
Consists of (i) 5,879 shares of common stock held of record by Elaine Jones Heron Trust for the benefit of Elaine J. Heron, Ph.D., (ii) 45,412 held of record by Elaine J. Heron, Ph.D., and (iii) 8,758 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 14, 2025.

(12)
Consists of (i) 250 shares of common stock held of record by Christopher Kiritsy and (ii) 7,491 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 14, 2025.

(13)
Consists of 4,116 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 14, 2025.

(14)
Includes (i) 1,968,003 shares of common stock and (ii) 378,638 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 14, 2025.

42 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that during the year ended December 31, 2024, all required reports were filed on a timely basis under Section 16(a), except that, a late Form 4 was filed for Christopher Kiritsy for a transaction that occurred on December 2, 2024.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 43

PROPOSALS TO BE VOTED ON
PROPOSAL 1:   ELECTION OF CLASS II DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2028
At the Annual Meeting, our stockholders will vote on the election of two Class II director nominees named in this Proxy Statement as directors, each to serve until our 2028 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Elaine J Heron, Ph.D. and Tadd S. Wessel for election to our Board at the Annual Meeting.
Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. Our Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF ELAINE J. HERON, PH.D. AND TADD S. WESSEL.
44 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

PROPOSALS TO BE VOTED ON (continued)
PROPOSAL 2:   RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2025 FISCAL YEAR
The Audit Committee of the Board has appointed and engaged EY to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the 2025 fiscal year, and to perform audit-related services. EY has served as our independent registered public accounting firm since 2018.
Stockholders are hereby asked to ratify the Audit Committee’s appointment of EY as our independent registered public accounting firm for the 2025 fiscal year.
The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of EY to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of EY, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.
Representatives of EY are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 45

PROPOSALS TO BE VOTED ON (continued)
PROPOSAL 3:   ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN 2024
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on the Board, the Compensation Committee, or the Company. Nevertheless, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually.
Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.
We encourage our stockholders to read the “Summary Compensation Table” table and other related compensation tables and narrative disclosures, which describe the 2024 compensation of our named executive officers.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described herein. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.
OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE APPROVAL OF, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN 2024 AT THE ANNUAL MEETING.

46 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

OTHER INFORMATION
OTHER MATTERS
The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2026 Annual Meeting of Stockholders must submit a proposal that is received at our principal executive offices no later than December 31, 2025, which is the 120th day prior to the first anniversary we released this Proxy Statement to our stockholders for the 2025 Annual Meeting of Stockholders. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by our Corporate Secretary) to our Corporate Secretary at Palvella Therapeutics, Inc., 125 Strafford Avenue, Suite 360, Wayne, PA 19087. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.
Stockholders intending to present a proposal or nominate a director for election at our 2026 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2026 Annual Meeting of Stockholders, our Corporate Secretary must receive the proposal or nomination no earlier than February 10, 2026 and no later than the close of business on March 12, 2026. However, if we change the date of the 2026 Annual Meeting of Stockholders by more than 30 days before or 30 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 30, 2026.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
Stockholders and other interested parties may communicate with our Board by writing to Palvella Therapeutics, Inc., 125 Strafford Avenue, Suite 360, Wayne, PA 19087, Attn: Corporate Secretary. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. Our Board has authorized the Corporate Secretary, in his discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.
AVAILABILITY OF MATERIALS
Our 2024 Annual Report, including the consolidated financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 47

OTHER INFORMATION (continued)
is available on the internet at http://palvellatx.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Palvella Therapeutics, Inc., 125 Strafford Avenue, Suite 360, Wayne, PA 19087, Attn: Corporate Secretary. In addition, it is available to beneficial and record holders of our common stock at https://www.edocumentview.com/PVLA.

48 | Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

You may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/PVLAor scan the QR code — login details arelocated in the shaded bar below.Your vote matters – here’s how to vote!Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/PVLAPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and Canada Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. 2025 Annual Meeting Proxy Card q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Proposals — The Board of Directors recommend a vote FOR A all the nominees listed and FOR Proposals 2 and 3.1. Election of two director nominees to serve as Class II directors whose term will expire in 2028. 01 - Elaine J. Heron, PhD 02 - Tadd S. WesselFor Withhold For Withhold 2. Ratification of the appointment of Ernst & Young as theCompany’s independent registered public accounting firm forthe 2025 fiscal year.3. Approval, on an advisory basis, of the compensation of theCompany’s named executive officers.For Against Abstain For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 2 2 B V

The 2025 Annual Meeting of Stockholders of Palvella Therapeutics, Inc. will be held onJune 10, 2025 at 11:00 a.m. EST, virtually via the internet at https://meetnow.global/MLTSDDP.To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.The material is available at: www.edocumentview.com/PVLA Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/PVLA IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Palvella Therapeutics, Inc. Notice of 2025 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — June 10, 2025Wesley H. Kaupinen and Matthew E. Korenberg, or any of them, each with the power of substitution, are hereby authorized to represent and vote the sharesof the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of PalvellaTherapeutics, Inc. to be held on June 10, 2025 at 11:00 a.m. EST or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR theelection of the Board of Directors and FOR items 2 and 3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.